UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2018—July 31, 2018
Item 1: Reports to Shareholders

Semiannual Report | July 31, 2018

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, Vanguard Energy Fund returned nearly 5%. It outpaced its benchmark, the MSCI ACWI Energy Index, and the average return of its global natural resources peer funds.

• The fund, managed by two advisors, seeks long-term capital appreciation through its multicapitalization exposure to global energy stocks.

• Energy stocks generally posted strong results for the period; oil futures gained more than 20% in the first half of 2018. Natural gas prices continued to be restrained. However, they rallied during the last three months as demand for power generation increased and many coal-fired power plants switched to natural gas.

• Oil and gas exploration and production, oil and gas refining and marketing, and integrated oil and gas were among the best-performing sectors on a relative basis. Results were held back by oil and gas equipment and services and oil and gas drilling.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Energy Fund
Investor Shares	4.83%
Admiral™ Shares	4.87
MSCI ACWI Energy Index	4.07
Global Natural Resources Funds Average	-0.04
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.38%	0.30%	1.36%

The fund expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratios were 0.39% for Investor Shares and 0.31% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Natural Resources Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
			Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U. S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

Advisors’ Report

For the six months ended July 31, 2018, Vanguard Energy Fund returned nearly 5%. It outpaced its benchmark, the MSCI ACWI Energy Index, and the average return of its global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances fund diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on August 9, 2018.

Wellington Management Company llp

Portfolio Manager:

Gregory LeBlanc, CFA,
Senior Managing Director,
Global Industry Analyst

The investment environment

Global energy stocks, as measured by the fund’s benchmark, returned 4.07% for the six months. The broader market, as measured by the MSCI All Country World Index, returned –2.60%.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	93	9,098	Emphasizes long-term total-return opportunities
Company LLP			from the various energy subsectors: international
			oils, foreign integrated oils and foreign producers,
			North American producers, oil services and
			equipment, transportation and distribution, and
			refining and marketing.
Vanguard Quantitative Equity	5	485	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	163	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investments in stock. Each advisor may also
			maintain a modest cash position.

Early in the period, the energy sector was not immune to market volatility. This continued through the end of June in anticipation of an OPEC meeting, as investors grew increasingly nervous about the impact of a potential production increase. But oil prices subsequently hit highs for the year as the focus shifted to shrinking OPEC spare capacity due to emerging supply disruptions from Libya, Venezuela, and Iran.

OECD oil inventories are below their five-year average, and any increase in OPEC production may prevent further tightening of supply/demand balances in the second half of the year. If OPEC and Russia were to raise production by 1 million barrels per day, as discussed at the meeting, spare capacity could fall close to 1% of demand. This would be the lowest level observed since 2008.

Reducing spare capacity to a historically low level could dramatically increase the risk of an unexpected spike in prices from any further supply disruptions. Lower inventories and lower spare capacity forecasts have helped to raise the back end of the oil futures curve, which has been positive for energy equities.

Our investment objective and strategy

Wellington Management’s portion of the fund emphasizes long-term, total-return opportunities from the energy subsectors. These include global integrated oil companies, North American producers, non-North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Our successes and shortfalls

Security selection drove the portfolio’s outperformance for the period, most notably among refining and marketing and transportation-related companies. Valero Energy, a geographically diversified pure merchant refiner, was a top relative contributor. Strong demand for petroleum products as well as discounted feedstock prices helped maintain healthy refining margins.

Exposure to two German utility and natural gas transport companies, E.ON and Innogy, was also beneficial. We eliminated our position in Innogy after E.ON announced a takeover offer for the company. However, we believe the synergies could be meaningful and have maintained a position in E.ON. An underweight to ExxonMobil also aided relative results.

Security selection in equipment and services was the top relative detractor. Patterson-UTI lagged most because of a slowdown in pressure-pumping demand, particularly in the Permian Basin. Halliburton, one of the world’s largest oil-field service companies, provided a disappointing second-quarter update with reduced guidance after a slowdown in Permian well-completion activity. A lack of oil takeaway capacity has hurt the region over the six months, but we are confident that this will be temporary and have maintained our position.

Heading into the latter half of 2018, we remain encouraged by the positive macro backdrop for oil; inventories are coming down and spare capacity is at a low level. We also see room for improved sentiment as stocks discount prices below the current oil price. Recent company updates suggest that capital discipline continues for U.S. production. Despite pipeline bottlenecks in the near term, we are encouraged that many companies are evolving their business models to include capital return in addition to volume growth.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

The investment environment

Energy stocks rallied as West Texas International (WTI) oil futures rose more than 20% in the first half of 2018. The gain can be attributed to the dispute over oil-marketing rights that is affecting Libya’s export capacity. The White House has also indicated possible sanctions for countries that don’t reduce their imports of Iranian crude to zero by November 4. Iran currently exports around 2.4 million barrels a day.

During the first quarter of 2018, natural gas futures continued their slide, falling more than 7%. However, during the second quarter, they rebounded by nearly 7%. The cold weather at the end of January took the price to $3.661, but it quickly fell back to the $3 level. The higher price was due to increased demand for power generation, partially because many coal-fired plants have switched to natural gas.

Investment objective and strategy

It’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described. However, our approach to investing focuses on specific fundamentals rather than on technical analysis of stock price movements. We compare all stocks in an industry group in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several fundamental factors. We believe that attractive stocks exhibit four key themes: high quality—healthy balance sheets and consistent cash-flow generation; sound management decisions—investment policies that favor internal over external funding; strong market sentiment—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

Our successes and shortfalls

For the six months, our quality, sentiment, and management decisions models boosted performance, but our valuation model detracted.

Our positions in oil and gas exploration, integrated oil and gas, and oil and gas equipment services posted the strongest returns. Results were not as strong for oil and gas refining and marketing, oil and gas storage and transportation, and gas utilities.

Our most successful overweighted holdings were HollyFrontier and Marathon Oil. Our portfolio also benefited from underweights to SK Innovation, Halliburton, and Vestas Wind Systems. Results were dragged down by underweighted allocations to Hess and Andeavor as well as overweights to GS Holdings, Hindustan Petroleum, and GCL-Poly Energy Holdings.

Energy Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.38%	0.30%
30-Day SEC Yield	1.80%	1.88%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
	Fund	Energy	FA Index
Number of Stocks	133	140	3,766
Median Market Cap	$51.0B	$74.6B	$67.4B
Price/Earnings Ratio	18.2x	17.0x	20.5x
Price/Book Ratio	1.8x	1.7x	3.1x
Return on Equity	5.7%	6.1%	15.0%
Earnings Growth Rate	-15.5%	-13.1%	8.5%
Dividend Yield	2.5%	3.3%	1.7%
Foreign Holdings	33.7%	50.7%	0.0%
Turnover Rate
(Annualized)	24%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.95	0.39
Beta	1.03	1.06
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	7.8%
Chevron Corp.	Integrated Oil & Gas	6.5
Royal Dutch Shell plc	Integrated Oil & Gas	5.1
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.4
TOTAL SA	Integrated Oil & Gas	4.3
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.6
BP plc	Integrated Oil & Gas	3.4
Valero Energy Corp.	Oil & Gas Refining &
	Marketing	3.2
Diamondback Energy	Oil & Gas Exploration
Inc.	& Production	2.7
Marathon Petroleum	Oil & Gas Exploration
Corp.	& Production	2.6
Top Ten		43.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.39% for Investor Shares and 0.31% for Admiral Shares.

Energy Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.0%	0.9%
Industrials	0.1	0.0
Information Technology	0.3	0.0
Integrated Oil & Gas	41.3	52.6
Oil & Gas Drilling	0.7	0.3
Oil & Gas Equipment &
Services	6.4	6.2
Oil & Gas Exploration &
Production	32.4	20.3
Oil & Gas Refining &
Marketing	11.0	10.8
Oil & Gas Storage &
Transportation	3.0	8.9
Utilities	4.2	0.0
Other	0.6	0.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Europe
United Kingdom	8.7%
France	4.4
Italy	3.0
Portugal	1.4
Other	2.3
Subtotal	19.8%
Pacific
Japan	0.9%
Other	0.1
Subtotal	1.0%
Emerging Markets
Russia	3.5%
India	1.9
China	1.6
Other	1.1
Subtotal	8.1%
North America
United States	65.6%
Canada	5.5
Subtotal	71.1%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	21.77%	2.37%	-0.83%
Admiral Shares	11/12/2001	21.89	2.44	-0.76

See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.5%)[1]
United States (62.8%)
Electric Utilities (1.5%)
OGE Energy Corp.	1,576,990	57,150
Avangrid Inc.	978,292	48,974
Edison International	626,749	41,760
		147,884
Energy Equipment & Services (6.0%)
Schlumberger Ltd.	3,539,082	238,959
Halliburton Co.	4,441,687	188,416
Patterson-UTI Energy
Inc.	3,117,397	53,619
^,* Liberty Oilfield Services
Inc. Class A	1,893,411	37,111
Baker Hughes a GE Co.	941,898	32,571
* ProPetro Holding Corp.	1,674,009	27,521
Nabors Industries Ltd.	1,182,902	7,074
		585,271
Multi-Utilities (1.2%)
Sempra Energy	958,015	110,737

Oil, Gas & Consumable Fuels (53.5%)
Integrated Oil & Gas (16.6%)
Exxon Mobil Corp.	9,368,619	763,636
Chevron Corp.	5,048,547	637,480
Occidental Petroleum
Corp.	2,537,918	213,008

Oil & Gas Exploration & Production (26.0%)
Pioneer Natural
Resources Co.	2,273,217	430,252
EOG Resources Inc.	2,726,237	351,521
Diamondback Energy
Inc.	2,005,329	264,603
ConocoPhillips	1,971,867	142,310
* Concho Resources Inc.	954,811	139,259

	Anadarko Petroleum
	Corp.	1,877,387	137,331
*	Newfield Exploration
	Co.	4,432,423	127,299
	Hess Corp.	1,873,948	122,987
	Cabot Oil & Gas Corp.	3,911,477	91,920
	EQT Corp.	1,643,392	81,644
*	Callon Petroleum Co.	7,309,868	78,654
	Devon Energy Corp.	1,717,994	77,327
	Noble Energy Inc.	2,123,325	76,631
*	Antero Resources Corp.	3,400,935	69,855
*	SRC Energy Inc.	4,929,015	55,796
*	Extraction Oil & Gas Inc.	3,101,044	46,888
*	WPX Energy Inc.	2,439,344	45,787
	Marathon Oil Corp.	2,112,933	44,625
*	Parsley Energy Inc.
	Class A	1,260,269	39,610
*	Centennial Resource
	Development Inc.
	Class A	1,947,776	34,982
^,*	Jagged Peak Energy Inc.	2,185,666	31,255
*	Alta Mesa Resources
	Inc.	5,064,382	30,589
*	QEP Resources Inc.	346,302	3,598
	Murphy Oil Corp.	101,903	3,389
*	Continental Resources
	Inc.	51,461	3,287
*	Viper Energy Partners LP	78,533	2,511

	Oil & Gas Refining & Marketing (9.1%)
	Valero Energy Corp.	2,669,662	315,954
	Marathon Petroleum
	Corp.	3,160,274	255,445
	Phillips 66	1,647,866	203,248
	Delek US Holdings Inc.	1,786,553	95,259
	Andeavor	106,230	15,941
	HollyFrontier Corp.	62,567	4,666

Energy Fund

			Market
			Value•
		Shares	($000)
Oil & Gas Storage & Transportation (1.8%)
	Kinder Morgan Inc.	5,418,652	96,344
	Targa Resources Corp.	1,452,860	74,197
	ONEOK Inc.	26,831	1,890
	Williams Cos. Inc.	39,182	1,166
			5,212,144
	Other (0.6%)
^,2	Vanguard Energy ETF	578,000	61,395

Semiconductors & Semiconductor
	Equipment (0.0%)
*	First Solar Inc.	53,000	2,774
	Total United States		6,120,205
	International (33.7%)
	Australia (0.1%)
*	Santos Ltd.	864,666	4,096
	Woodside Petroleum Ltd.	41,425	1,110
			5,206
	Austria (0.0%)
	OMV AG	63,433	3,585

	Brazil (0.9%)
	Petroleo Brasileiro SA
	ADR	6,825,153	80,059
	Petroleo Brasileiro SA	874,062	5,109
	Petroleo Brasileiro SA
	Preference Shares	678,500	3,565
			88,733
	Canada (5.4%)
	Suncor Energy Inc.	3,994,547	168,330
	Canadian Natural
	Resources Ltd.	3,489,178	127,844
	TransCanada Corp.	1,973,183	88,695
	Encana Corp.	6,439,477	86,547
^	PrairieSky Royalty Ltd.	750,694	14,242
	Suncor Energy Inc.	194,828	8,204
	Encana Corp.	477,850	6,594
	Enbridge Inc.	184,515	6,553
	Canadian Natural
	Resources Ltd.	113,792	4,181
	TransCanada Corp.	81,466	3,664
	Husky Energy Inc.	212,598	3,615
	PrairieSky Royalty Ltd.	93,253	1,721
			520,190
	China (1.5%)
	CNOOC Ltd. ADR	711,498	119,532
	CNOOC Ltd.	3,991,717	6,687
	China Petroleum &
	Chemical Corp.	6,603,600	6,348
	PetroChina Co. Ltd.	6,384,000	4,862
	China Longyuan Power
	Group Corp. Ltd.	3,427,000	3,192

Huaneng Renewables
Corp. Ltd.	7,720,000	2,872
Kunlun Energy Co. Ltd.	3,188,000	2,758
* GCL-Poly Energy
Holdings Ltd.	25,611,000	2,258
		148,509
Colombia (0.0%)
Ecopetrol SA ADR	153,228	3,274

Finland (0.1%)
Neste Oyj	51,833	4,276

France (4.3%)
TOTAL SA ADR	6,106,540	398,452
TOTAL SA	315,432	20,574
		419,026
Germany (0.2%)
E.ON SE	2,026,209	22,860

Greece (0.0%)
Motor Oil Hellas Corinth
Refineries SA	87,469	1,858
Hellenic Petroleum SA	209,231	1,750
		3,608
Hungary (0.0%)
MOL Hungarian Oil &
Gas plc	309,769	3,035

India (1.8%)
Reliance Industries Ltd.	6,229,285	107,959
Power Grid Corp. of
India Ltd.	23,828,048	63,436
Indian Oil Corp. Ltd.	1,059,502	2,549
Oil & Natural Gas
Corp. Ltd.	784,211	1,895
GAIL India Ltd.	142,599	781
Oil India Ltd.	102,493	313
		176,933
Israel (0.0%)
Oil Refineries Ltd.	5,898,844	2,717

Italy (2.9%)
^ Eni SPA ADR	5,200,318	201,044
Tenaris SA ADR	1,952,702	71,742
Eni SPA	515,331	9,920
		282,706
Japan (0.9%)
Inpex Corp.	6,112,979	67,114
JXTG Holdings Inc.	884,200	6,482
Idemitsu Kosan Co. Ltd.	95,000	4,279
Cosmo Energy Holdings
Co. Ltd.	79,700	2,813

Energy Fund

		Market
		Value•
	Shares	($000)
Japan Petroleum
Exploration Co. Ltd.	87,000	2,061
Showa Shell Sekiyu KK	27,300	448
		83,197
Norway (0.8%)
^,* Equinor ASA ADR	2,474,830	65,484
Equinor ASA	250,030	6,634
Aker BP ASA	82,254	2,939
		75,057
Poland (0.0%)
Grupa Lotos SA	171,571	3,065

Portugal (1.4%)
Galp Energia SGPS SA	6,411,038	131,672

Russia (3.4%)
Lukoil PJSC ADR	3,152,254	226,115
Rosneft Oil Co.
PJSC GDR	13,205,623	87,236
Gazprom PJSC	2,455,004	5,655
^ Tatneft PJSC ADR	49,800	3,433
AK Transneft OAO
Preference Shares	1,109	2,886
Surgutneftegas PJSC	3,903,300	1,812
Tatneft PJSC	155,950	1,802
LUKOIL PJSC	23,865	1,706
Surgutneftegas OAO
Preference Shares	2,971,833	1,648
Gazprom PJSC ADR	105,605	474
Surgutneftegas
PJSC ADR	38,700	177
		332,944
South Korea (0.0%)
GS Holdings Corp.	60,163	2,896

Spain (0.5%)
* Iberdrola SA	5,582,844	43,407
* Repsol SA	307,796	6,105
		49,512
Sweden (0.8%)
Lundin Petroleum AB	2,342,170	77,225

Thailand (0.2%)
* PTT Exploration and
Production PCL (Local)	854,100	3,546
* PTT PCL (Foreign)	2,200,000	3,390
IRPC PCL (Foreign)	14,898,900	2,891
Thai Oil PCL (Foreign)	1,128,200	2,722
* PTT PCL	1,648,400	2,540
		15,089

United Kingdom (8.5%)
Royal Dutch Shell plc
ADR	6,533,913	446,724
BP plc ADR	6,813,712	307,230
BP plc	3,333,029	25,049
Royal Dutch Shell plc
Class B	637,782	22,340
Royal Dutch Shell plc
Class A
(Amsterdam Shares)	381,491	13,067
Royal Dutch Shell plc
Class A	353,369	12,109
Petrofac Ltd.	308,868	2,484
		829,003
Total International		3,284,318
Total Common Stocks
(Cost $5,418,403)		9,404,523
Temporary Cash Investments (4.3%)[1]
Money Market Fund (1.7%)
[3,4] Vanguard Market
Liquidity Fund,
2.145%	1,624,896	162,490

	Face
	Amount
	($000)
Repurchase Agreements (2.5%)
RBS Securities, Inc.
1.910%, 8/1/18 (Dated
7/31/18, Repurchase
Value $178,509,000,
collateralized by U. S.
Treasury Note/Bond
0.750%–2.750%,
2/15/42–8/15/47,
with a value of
$182,070,000)	178,500	178,500
Societe Generale
1.900%, 8/1/18 (Dated
7/31/18, Repurchase
Value $70,204,000,
collateralized by U. S.
Treasury Note/Bond
0.000%–8.125%,
12/06/18–11/15/44,
with a value of
$71,604,000)	70,200	70,200
		248,700

Energy Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
1.833%, 8/2/18	2,000	2,000
5 United States Treasury Bill,
1.941%, 9/27/18	160	159
United States Treasury Bill,
1.934%, 10/11/18	100	100
5 United States Treasury Bill,
2.078%, 11/15/18	5,000	4,970
		7,229
Total Temporary Cash Investments
(Cost $418,416)		418,419
Total Investments (100.8%)
(Cost $5,836,819)		9,822,942

		Amount
		($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard		511
Receivables for Accrued Income		10,696
Receivables for Capital Shares Issued		20,270
Variation Margin Receivable—
Futures Contracts		543
Other Assets		3,919
Total Other Assets		35,939
Liabilities
Payables for Investment Securities
Purchased		(5,043)
Payables to Investment Advisor		(3,810)
Collateral for Securities on Loan		(62,106)
Payables for Capital Shares Redeemed		(24,321)
Payables to Vanguard		(15,437)
Other Liabilities		(2,750)
Total Liabilities		(113,467)
Net Assets (100%)		9,745,414

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,434,582
Undistributed Net Investment Income	68,840
Accumulated Net Realized Losses	(742,721)
Unrealized Appreciation (Depreciation)
Investment Securities	3,984,097
Futures Contracts	626
Foreign Currencies	(10)
Net Assets	9,745,414

Investor Shares—Net Assets
Applicable to 49,140,552 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,860,998
Net Asset Value Per Share—
Investor Shares	$58.22

Admiral Shares—Net Assets
Applicable to 63,014,348 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,884,416
Net Asset Value Per Share—
Admiral Shares	$109.25

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $60,409,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.6% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $62,106,000 of collateral received for securities on loan.
5 Securities with a value of $4,633,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Energy Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	782	110,149	626

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Six Months Ended
July 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	123,123
Dividends Received from Affiliated Issuers	716
Interest Received from Unaffiliated Issuers	2,180
Interest Received from Affiliated Issuers	994
Securities Lending—Net	946
Total Income	127,959
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,786
Performance Adjustment	448
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,767
Management and Administrative—Admiral Shares	4,172
Marketing and Distribution—Investor Shares	186
Marketing and Distribution—Admiral Shares	156
Custodian Fees	934
Shareholders’ Reports—Investor Shares	38
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	8
Total Expenses	15,516
Net Investment Income	112,443
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	103,707
Investment Securities Sold—Affiliated Issuers	(38)
Futures Contracts	(2,383)
Foreign Currencies	(77)
Realized Net Gain (Loss)	101,209
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers [2]	227,181
Investment Securities—Affiliated Issuers	2,418
Futures Contracts	(2,878)
Foreign Currencies	(59)
Change in Unrealized Appreciation (Depreciation)	226,662
Net Increase (Decrease) in Net Assets Resulting from Operations	440,314
1 Dividends are net of foreign withholding taxes of $9,441,000.
2 The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $2,026,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,443	279,233
Realized Net Gain (Loss)	101,209	74,710
Change in Unrealized Appreciation (Depreciation)	226,662	400,546
Net Increase (Decrease) in Net Assets Resulting from Operations	440,314	754,489
Distributions
Net Investment Income
Investor Shares	(4,035)	(84,836)
Admiral Shares	(10,632)	(197,679)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(14,667)	(282,515)
Capital Share Transactions
Investor Shares	(232,419)	(619,766)
Admiral Shares	(211,538)	(771,839)
Net Increase (Decrease) from Capital Share Transactions	(443,957)	(1,391,605)
Total Increase (Decrease)	(18,310)	(919,631)
Net Assets
Beginning of Period	9,763,724	10,683,355
End of Period[1]	9,745,414	9,763,724
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $68,840,000 and ($28,829,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$55.62	$52.70	$40.43	$51.53	$63.85	$62.66
Investment Operations
Net Investment Income	.645[1]	1.477[1,2]	.982	1.096	1.276	1.291
Net Realized and Unrealized Gain (Loss)
on Investments	2.033	3.035	12.275	(11.118)	(9.436)	2.413
Total from Investment Operations	2.678	4.512	13.257	(10.022)	(8.160)	3.704
Distributions
Dividends from Net Investment Income	(.078)	(1.592)	(.987)	(1.078)	(1.206)	(1.277)
Distributions from Realized Capital Gains	—	—	—	—	(2.954)	(1.237)
Total Distributions	(.078)	(1.592)	(.987)	(1.078)	(4.160)	(2.514)
Net Asset Value, End of Period	$58.22	$55.62	$52.70	$40.43	$51.53	$63.85

Total Return [3]	4.83%	8.75%	32.73%	-19.53%	-13.16%	5.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,861	$2,968	$3,452	$2,693	$3,334	$4,138
Ratio of Total Expenses to Average
Net Assets[4]	0.39%	0.38%	0.41%	0.37%	0.37%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.86%[2]	1.97%	2.20%	1.84%	1.97%
Portfolio Turnover Rate	24%	24%	29%	23%	31%	17%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.342 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$104.35	$98.88	$75.85	$96.69	$119.83	$117.63
Investment Operations
Net Investment Income	1.245[1]	2.815[1,2]	1.918	2.113	2.479	2.530
Net Realized and Unrealized Gain (Loss)
on Investments	3.822	5.730	23.035	(20.872)	(17.726)	4.491
Total from Investment Operations	5.067	8.545	24.953	(18.759)	(15.247)	7.021
Distributions
Dividends from Net Investment Income	(.167)	(3.075)	(1.923)	(2.081)	(2.351)	(2.500)
Distributions from Realized Capital Gains	—	—	—	—	(5.542)	(2.321)
Total Distributions	(.167)	(3.075)	(1.923)	(2.081)	(7.893)	(4.821)
Net Asset Value, End of Period	$109.25	$104.35	$98.88	$75.85	$96.69	$119.83

Total Return [3]	4.87%	8.84%	32.83%	-19.48%	-13.11%	5.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,884	$6,796	$7,231	$5,428	$6,569	$7,540
Ratio of Total Expenses to
Average Net Assets[4]	0.31%	0.30%	0.33%	0.31%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.43%	2.94%[2]	2.05%	2.26%	1.90%	2.03%
Portfolio Turnover Rate	24%	24%	29%	23%	31%	17%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.643 and 0.67%, respectively, from income received as a result of the General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

Energy Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard

Energy Fund

Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Energy Fund

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $288,000 for the six months ended July 31, 2018.

For the six months ended July 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $448,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $511,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,120,205	—	—
Common Stocks—International	2,222,405	1,061,913	—
Temporary Cash Investments	162,490	255,929	—
Futures Contracts—Assets[1]	543	—	—
Total	8,505,643	1,317,842	—
1 Represents variation margin on the last day of the reporting period.

Energy Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $839,189,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $5,861,468,000. Net unrealized appreciation of investment securities for tax purposes was $3,959,448,000, consisting of unrealized gains of $4,043,500,000 on securities that had risen in value since their purchase and $84,052,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2018, the fund purchased $1,104,739,000 of investment securities and sold $1,388,465,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2018		January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,854	3,832	425,153	8,257
Issued in Lieu of Cash Distributions	3,792	72	79,692	1,521
Redeemed	(449,065)	(8,128)	(1,124,611)	(21,913)
Net Increase (Decrease) —Investor Shares	(232,419)	(4,224)	(619,766)	(12,135)
Admiral Shares
Issued	484,933	4,648	954,935	9,930
Issued in Lieu of Cash Distributions	9,719	99	180,333	1,835
Redeemed	(706,190)	(6,855)	(1,907,107)	(19,772)
Net Increase (Decrease) —Admiral Shares	(211,538)	(2,108)	(771,839)	(8,007)

Energy Fund

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Net	Change			July 31,
	2018		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Energy
ETF	58,996	—	—	—	2,399	716	—	61,395
Vanguard Market
Liquidity Fund	192,265	NA1	NA1	(38)	19	994	—	162,490
Total	251,261			(38)	2,418	1,710	—	223,885
1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.30	$1.98
Admiral Shares	1,000.00	1,048.73	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$1.96
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group, and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following: Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. Fundamental research focuses on the quality of a company’s assets, its internal reinvestment opportunities, and management quality. The firm has advised the fund since its inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA
Text Telephone for People	Institute.
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092018

Semiannual Report | July 31, 2018

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, Vanguard Health Care Fund returned 2.21% for Investor Shares and 2.24% for Admiral Shares. These results surpassed the return of the fund’s benchmark (+1.54%) and trailed the average return of peer funds (+3.34%).

• The fund’s advisor, Wellington Management Company llp, takes a value-oriented, long-term approach to its management of the portfolio.

• Health care stocks generated higher returns than six of the 11 industry sectors.

The aging population, creation of new and innovative drugs, and increased accessibility to health care worldwide have added to the sector’s attractiveness over the years.

• Pharmaceutical stocks fueled the fund’s outperformance. The advisor’s health care facilities and health care equipment stocks also boosted results, while its biotechnology and health care distributor stocks detracted.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Health Care Fund
Investor Shares	2.21%
Admiral™ Shares	2.24
MSCI All Country World Health Care Index	1.54
Global Health/Biotechnology Funds Average	3.34
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.38%	0.33%	1.23%

The fund expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Health/Biotechnology Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
	Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

3

Advisor’s Report

For the six months ended July 31, 2018, Vanguard Health Care Fund returned 2.21% for Investor Shares and 2.24% for Admiral Shares. It outperformed its benchmark, the MSCI All Country World Health Care Index, which returned 1.54%, but trailed the 3.34% average return of global health/ biotechnology funds.

The investment environment

We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

Medical technology was the top-performing subsector in the benchmark for the period; biopharma large-caps came in second. Health care services stocks lagged. The biopharma mid-caps subsector was the only one to post negative results. Biopharma small-caps are not meaningfully represented in the benchmark.

Two announcements of interest to health care investors were made during the period. In May, President Trump released a “blueprint” to lower drug prices and reduce out-of-pocket costs for consumers; in June, Amazon announced that it would acquire internet pharmacy PillPack, thus entering the pharmacy business. Both news items are indicative of change in the complex health care industry.

Our successes

Stock selection was strongest in the bio-pharma large-cap and medical technology subsectors. Eisai, in the biopharma large-cap subsector, was the fund’s top relative performer. Shares of Eisai returned over 50% for the period. The Japanese pharmaceuticals company entered into a strategic collaboration with Merck for developing and commercializing its cancer drug Lenvima. It also reported positive Phase 2 data for its investigational antibody for Alzheimer’s disease. Eisai and its partner Biogen now have two positive data sets targeting beta amyloid, increasing our confidence that these antibodies will show disease-modifying benefits in larger studies.

Our avoidance of biopharma large-cap AbbVie also helped performance compared with the benchmark, as the stock returned about –16%. A pipeline setback for the company’s novel cancer drug, along with concerns about how changes to the rebate structure in the United States might affect sales of its main profit contributor Humira, weighed on AbbVie’s stock price.

Another top contributor to the fund’s relative performance was biopharma large-cap Eli Lilly, which returned over 20% for the period. In July, Eli Lilly reported better-than-expected earnings results that were driven by its diabetes franchise, and it announced plans to take a minority stake of its Elanco Animal Health unit public. The positive Alzheimer’s data from Eisai and Biogen also boosted performance, as Eli Lilly has a long history of research and a number of Phase 2 assets in this area.

4

Our shortfalls

Stock selection was weakest in the biopharma mid-cap and health care services subsectors. Our overweight allocation to biopharma mid-cap stocks and our underweight allocation to medical technology stocks detracted from relative results.

The biggest detractor was our position in McKesson, in the health care services subsector, which returned about –25%. Pressure on generic prices, the announcement of President Trump’s blueprint to lower drug prices, and the threat of Amazon entering the industry triggered concerns and subsequent declines in stock prices across the pharmaceutical supply chain, including many drug distributors such as McKesson. Of these developments, a change to branded pharmaceuticals’ list prices would be most problematic, as McKesson would need time to renegotiate its contracts with manufacturers. Although the fundamentals are entering a period of uncertainty, we believe the stock’s valuation significantly discounts many of these risks.

Alnylam Pharmaceuticals, in the biopharma mid-cap subsector, also hindered relative results. In late 2017, its share price surged after the company reported excellent Phase 3 results for its lead small interfering RNA (siRNA) drug patisiran for the treatment of hereditary ATTR amyloidosis, a rare genetic disorder. More recently, the company’s stock price fell sharply on competitive concerns after Pfizer’s TTR amyloid cardiomyopathy study was successful.

We believe Alnylam’s mechanism is far superior and will ultimately win majority market share. As we also remain optimistic about Alnylam’s attractive siRNA platform and long-term outlook, we used the price drop as an opportunity to buy additional shares of the stock.

Biopharma mid-cap holding Incyte was the third-largest relative detractor. In April, the company announced negative results from the Phase 3 trial that tested a combination of its IDO inhibitor epacadostat and Merck’s cancer drug Keytruda. Although this news was disappointing and removes a significant opportunity for value creation, we still believe the stock price does not fully discount Incyte’s currently approved products and continue to hold a position.

The fund’s positioning

At the end of the period, we held about 26% of the fund’s assets in non-U.S. investments, a level that has remained fairly stable over recent years. Our non-U.S. holdings are primarily domiciled in Japan, the United Kingdom, Switzerland, Belgium, and Israel, but many of them operate globally. We believe this strategy provides diversification for shareholders over the long term.

The fund consisted of 87 companies across all subsectors of health care. This figure was up from a year ago, when we held 75 equity names, because we took advantage of valuation opportunities to initiate some new positions, including a number of emerging-market stocks and biopharma mid-cap stocks.

5

The fund is more concentrated than the index: As of July 31, its ten largest holdings represented 42% of its assets, while the benchmark’s ten largest positions represented 35% of the index.

We seek to invest in companies that look to provide solutions to the challenges facing the health care delivery system globally by shifting focus from volumes to value. Over the long term, the tailwinds of innovation, an aging population, and the globalization of demand for cutting-edge, developed-market health care should continue to drive growth. And we believe that we are favorably positioned to capitalize on this.

A core tenet of our investment philosophy is the importance of using a longer-term horizon to evaluate secular themes and health care trends, as well as individual companies, on a global scale. This should enable our team to identify pockets of opportunity in health care that are best positioned to create value and generate sustainable, innovation-driven, differentiated growth. We will remain diversified across subsectors and regions, focused on the long haul, and positioned in what we believe to be the most attractive health care stocks as we seek to generate strong, risk-adjusted returns.

As always, we thank you for your continued confidence and support as an investor in Vanguard Health Care Fund.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

August 16, 2018

Notable Portfolio Changes
Six Months Ended July 31, 2018

Additions	Comments
Zimmer Biomet	We purchased a new position in Zimmer Biomet for the fund in
May. Zimmer Biomet is a medical device company with headquarters in Indiana. We believe the turnaround underway at the company provides an interesting opportunity at a compelling valuation.
Seattle Genetics	We opened a position in Seattle Genetics early in the period.
Seattle Genetics is a mid-cap biopharmaceutical company focused on developing ADCs (antibody drug conjugates). The company’s first drug for treating Hodgkin’s disease is rapidly expanding.

Eliminations	Comments
Stryker	We eliminated our holding in Stryker in early May and recycled the proceeds into Zimmer Biomet, the medical device company
noted above.
Envision Healthcare	We eliminated our position in Envision Healthcare as the
company agreed to be acquired by private equity firm KKR.

6

Health Care Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.38%	0.33%
30-Day SEC Yield	1.14%	1.19%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	88	203	3,766
Median Market Cap	$61.6B	$94.4B	$67.4B
Price/Earnings Ratio	28.5x	26.4x	20.5x
Price/Book Ratio	3.4x	3.9x	3.1x
Return on Equity	12.6%	15.7%	15.0%
Earnings Growth Rate	6.2%	4.3%	8.5%
Dividend Yield	1.4%	1.8%	1.7%
Foreign Holdings	25.7%	33.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term Reserves	2.5%	—	—

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.91	0.63
Beta	1.01	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		6.2%
UnitedHealth Group Inc.	Managed Health
	Care	5.9
AstraZeneca plc	Pharmaceuticals	5.6
Allergan plc	Pharmaceuticals	5.3
Eli Lilly & Co.	Pharmaceuticals	5.0
Merck & Co. Inc.	Pharmaceuticals	3.2
Eisai Co. Ltd.	Pharmaceuticals	3.1
Medtronic plc	Health Care
	Equipment	2.7
Vertex Pharmaceuticals
Inc.	Biotechnology	2.6
Biogen Inc.	Biotechnology	2.6
Top Ten		42.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.34% for Investor Shares and 0.29% for Admiral Shares.

7

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	14.8%	15.9%
Consumer Staples	1.2	0.0
Health Care Distributors	2.6	1.7
Health Care Equipment	12.2	16.2
Health Care Facilities	3.7	1.5
Health Care Services	0.6	4.0
Health Care Supplies	0.7	2.4
Health Care Technology	2.4	0.7
Life Sciences Tools & Services	3.1	5.0
Managed Health Care	11.0	9.1
Pharmaceuticals	47.4	43.5
Real Estate	0.3	0.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Market Diversification (% of equity exposure)

Emerging Markets	0.4%
Europe
United Kingdom	6.5%
Switzerland	4.1
Belgium	2.3
Other	2.2
Subtotal	15.1%
Middle East
Israel	1.0%
North America
United States	73.5%
Pacific
Japan	10.0%

8

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	2.27%	13.60%	12.90%
Admiral Shares	11/12/2001	2.32	13.66	12.96

See Financial Highlights for dividend and capital gains information.

9

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)
United States (71.6%)
Biotechnology (13.6%)
*	Vertex Pharmaceuticals
	Inc.	7,065,717	1,236,854
*	Biogen Inc.	3,695,803	1,235,766
*	Regeneron
	Pharmaceuticals Inc.	3,110,825	1,144,815
*,1	Alnylam
	Pharmaceuticals Inc.	7,782,825	739,368
*,1	Incyte Corp.	10,657,473	709,148
*,1	Alkermes plc	8,990,310	394,225
*,1	Agios Pharmaceuticals
	Inc.	4,233,424	365,810
*	Seattle Genetics Inc.	1,911,900	134,598
*	Bluebird Bio Inc.	736,078	114,019
*,^,1 TESARO Inc.		3,099,228	107,946
*	Portola
	Pharmaceuticals Inc.	2,913,937	104,319
*	Ionis Pharmaceuticals
	Inc.	2,119,180	92,566
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,594,407	88,580
*,1	Prothena Corp. plc	2,150,294	31,953
*,^	BeiGene Ltd. ADR	167,565	31,780
			6,531,747
Equity Real Estate
Investment Trusts (REITs) (0.3%)
	Alexandria Real Estate
	Equities Inc.	1,162,300	148,124

Food & Staples Retailing (1.1%)
	Walgreens Boots
	Alliance Inc.	8,048,160	544,217

Health Care Equipment & Supplies (10.5%)
	Medtronic plc	14,194,784	1,280,795
*	Boston Scientific Corp.	33,657,814	1,131,239
	Abbott Laboratories	16,532,781	1,083,559
	Baxter International Inc.	5,949,791	431,062
	Danaher Corp.	3,798,100	389,609
	Zimmer Biomet
	Holdings Inc.	2,447,976	307,270
*	Hologic Inc.	4,927,800	211,452
*	DexCom Inc.	1,121,800	106,717
	Hill-Rom Holdings Inc.	504,300	47,505
*	Insulet Corp.	289,600	24,083
			5,013,291
Health Care Providers & Services (17.4%)
	UnitedHealth Group Inc.	11,097,236	2,810,042
	HCA Healthcare Inc.	7,616,445	946,191
	McKesson Corp.	6,985,304	877,354
	Aetna Inc.	4,051,023	763,172
	Cigna Corp.	3,236,989	580,781
	Universal Health
	Services Inc. Class B	4,593,600	560,879
	Anthem Inc.	1,973,833	499,380
	Cardinal Health Inc.	6,818,446	340,581
	CVS Health Corp.	4,518,118	293,045
*	WellCare Health Plans
	Inc.	1,061,400	283,840
*	Acadia Healthcare Co. Inc.	4,337,455	171,243
*	Centene Corp.	826,300	107,692
	Humana Inc.	215,600	67,737
*	LifePoint Health Inc.	341,100	22,103
*	Community Health
	Systems Inc. CVR	18,834,700	508
			8,324,548
Health Care Technology (2.3%)
*	Cerner Corp.	11,367,617	705,701
*	athenahealth Inc.	1,824,411	274,957
*,1	Allscripts Healthcare
	Solutions Inc.	9,423,593	115,345
			1,096,003

10

Health Care Fund

			Market
			Value•
		Shares	($000)
Life Sciences Tools & Services (3.0%)
	Thermo Fisher
	Scientific Inc.	3,317,665	778,092
*	Illumina Inc.	958,988	311,057
*	IQVIA Holdings Inc.	1,602,521	195,411
	Agilent Technologies
	Inc.	1,079,050	71,261
*	PRA Health Sciences
	Inc.	601,636	63,256
*	Syneos Health Inc.	475,600	23,435
			1,442,512
Pharmaceuticals (23.4%)
	Bristol-Myers Squibb
	Co.	50,296,561	2,954,923
	Allergan plc	13,878,301	2,554,856
	Eli Lilly & Co.	24,222,715	2,393,447
	Merck & Co. Inc.	23,026,644	1,516,765
*,1	Mylan NV	30,606,342	1,141,923
*	Nektar Therapeutics
	Class A	5,722,913	301,025
*,1	Medicines Co.	5,564,220	221,066
*	Amneal
	Pharmaceuticals Inc.	6,002,440	115,067
			11,199,072
Total United States			34,299,514
International (25.7%)
Belgium (2.2%)
1	UCB SA	11,840,914	1,018,026
*	Galapagos NV	538,775	59,282
			1,077,308
China (0.3%)
	Shanghai Fosun
	Pharmaceutical
	Group Co. Ltd.	14,799,500	70,795
*,2	Ping An Healthcare and
	Technology Co. Ltd.	6,301,800	38,418
	Sino Biopharmaceutical
	Ltd.	26,203,500	35,889
			145,102
Denmark (0.9%)
*	Genmab A/S	1,737,968	297,778
	H Lundbeck A/S	1,544,589	111,783
			409,561
France (0.7%)
	Essilor International
	Cie Generale
	d’Optique SA	2,204,229	324,827

Ireland (0.0%)
*	ICON plc	170,300	23,699

Israel (1.0%)
Teva Pharmaceutical
Industries Ltd. ADR	19,274,601	461,434

Japan (9.7%)
1 Eisai Co. Ltd.	17,295,025	1,488,967
Chugai Pharmaceutical
Co. Ltd.	15,610,000	794,013
Shionogi & Co. Ltd.	10,746,654	586,580
Ono Pharmaceutical
Co. Ltd.	19,628,460	463,806
Astellas Pharma Inc.	26,798,900	437,114
Takeda Pharmaceutical
Co. Ltd.	10,010,100	422,656
Sysmex Corp.	1,716,700	162,788
Kyowa Hakko Kirin Co.
Ltd.	5,952,900	113,107
Terumo Corp.	1,799,300	98,847
Nippon Shinyaku Co.
Ltd.	1,471,200	83,742
		4,651,620
Netherlands (0.5%)
Koninklijke Philips NV	5,282,827	231,915

South Africa (0.1%)
Aspen Pharmacare
Holdings Ltd.	2,091,304	40,512

Switzerland (4.0%)
Novartis AG	14,137,118	1,186,412
Roche Holding AG	2,433,237	597,716
Roche Holding AG
(Bearer)	376,066	93,178
* Idorsia Ltd.	809,587	20,094
		1,897,400
United Kingdom (6.3%)
AstraZeneca plc	34,968,855	2,691,793
Smith & Nephew plc	10,138,968	175,548
Hikma Pharmaceuticals
plc	7,939,027	170,840
		3,038,181
Total International		12,301,559
Total Common Stocks
(Cost $27,450,098)		46,601,073
Temporary Cash Investments (2.5%)
Money Market Fund (0.0%)
[3,4] Vanguard Market
Liquidity Fund, 2.145%	225,080	22,508

11

Health Care Fund

	Face	Market
	Amount	Value •
	($000)	($000)
Repurchase Agreements (2.3%)
Wells Fargo & Co.
1.930%, 8/1/18 (Dated
7/31/18, Repurchase
Value $295,616,000,
collateralized by
Federal National
Mortgage Assn.
0.000%–4.500%,
11/1/31–8/1/48,
Federal Home Loan
Mortgage Corp.
2.500%–3.500%,
2/1/32–4/1/48, with a
value of $301,512,000)	295,600	295,600
Barclays Capital Inc.
1.900%, 8/1/18 (Dated
7/31/18, Repurchase
Value $250,613,000,
collateralized by
U.S. Treasury Note/
Bond 0.000%–3.750%,
9/13/18–5/15/47, with a
value of $255,612,000)	250,600	250,600
Bank of Nova Scotia
1.900%, 8/1/18 (Dated
7/31/18, Repurchase
Value $240,113,000,
collateralized by
U.S. Treasury Note/
Bond 1.125%–3.750%,
11/15/18–8/15/43,
with a value of
$244,915,000)	240,100	240,100
BNP Paribas Securities
Corp. 1.920%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$150,708,000,
collateralized by
U.S. Treasury Note/
Bond 1.375%–8.000%,
7/31/19–11/15/21,
Government National
Mortgage Assn.
2.500%–5.000%,
6/20/41– 6/20/48,
Federal National
Mortgage Assn.
3.122%–4.500%,
10/1/19–5/1/48, Federal
Home Loan Mortgage
Corp. 3.566%– 6.000%,
8/1/30–10/1/44, with a
value of $153,714,000)	150,700	150,700

HSBC Bank USA 1.910%,
8/1/18 (Dated 7/31/18,
Repurchase Value
$63,403,000,
collateralized by
Federal National
Mortgage Assn.
3.000%– 6.000%,
12/1/22–10/1/47,
Federal Home Loan
Mortgage Corp.
3.500%–4.500%,
3/1/47–11/1/47, with a
value of $64,668,000)	63,400	63,400
Bank of America
Securities, LLC
1.930%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$33,702,000,
collateralized by
Federal National
Mortgage Assn.
3.500%, 8/1/47,
with a value of
$34,374,000)	33,700	33,700
RBC Capital Markets
LLC 1.900%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$25,001,000,
collateralized by
Federal National
Mortgage Assn.
2.710%–4.000%,
10/1/20– 6/1/48,
Federal Home Loan
Mortgage Corp.
5.500%, 2/1/27, with a
value of $25,500,000)	25,000	25,000
Nomura International
PLC 1.910%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$25,001,000,
collateralized by
U.S. Treasury Note/
Bond 2.250%,
8/15/46, with a
value of $25,500,000)	25,000	25,000
		1,084,100

12

Health Care Fund

	Face	Market
	Amount	Value •
	($000)	($000)
Commercial Paper (0.2%)
5 Apple Inc., 2.058%,
10/4/18	95,500	95,131
Total Temporary Cash Investments
(Cost $1,201,761)		1,201,739
Total Investments (99.8%)
(Cost $28,651,859)		47,802,812
Other Assets and Liabilities (0.2%)
Other Assets [4]		268,202
Liabilities [4]		(163,689)
		104,513
Net Assets (100%)		47,907,325

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		41,446,527
Affiliated Issuers		6,356,285
Total Investments in Securities		47,802,812
Investment in Vanguard		2,405
Receivables for Investment
Securities Sold		153,738
Receivables for Accrued Income		77,262
Receivables for Capital Shares Issued		34,757
Other Assets		40
Total Assets		48,071,014
Liabilities
Payables for Investment
Securities Purchased		25,609
Collateral for Securities on Loan		22,513
Payables to Investment Advisor		17,691
Payables for Capital Shares Redeemed		55,078
Payables to Vanguard		42,735
Other Liabilities		63
Total Liabilities		163,689
Net Assets		47,907,325

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	27,351,444
Undistributed Net Investment Income	192,444
Accumulated Net Realized Gains	1,212,661
Unrealized Appreciation (Depreciation)
Investment Securities	19,150,953
Foreign Currencies	(177)
Net Assets	47,907,325

Investor Shares—Net Assets
Applicable to 43,833,206 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,435,116
Net Asset Value Per Share—
Investor Shares	$215.25

Admiral Shares—Net Assets
Applicable to 423,752,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	38,472,209
Net Asset Value Per Share—
Admiral Shares	$90.79

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $22,340,000.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2018, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $22,513,000 of collateral received for securities on loan, of which $22,508,000 is held in Vanguard Market
Liquidity Fund and $5,000 is held in cash.
5 Security exempt from registration under Section 4(2) of
the Securities Act of 1933. Such securities may be sold in
transactions exempt from registration only to dealers in that program or other “accredited investors.” At July 31, 2018,
the aggregate value of these securities was $95,131,000,
representing 0.2% of net assets.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	364,517
Dividends—Affiliated Issuers [2]	25,502
Interest	11,067
Securities Lending—Net	829
Total Income	401,915
Expenses
Investment Advisory Fees—Note B
Basic Fee	33,253
Performance Adjustment	1,485
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,864
Management and Administrative—Admiral Shares	24,782
Marketing and Distribution—Investor Shares	548
Marketing and Distribution—Admiral Shares	607
Custodian Fees	332
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	59
Trustees’ Fees and Expenses	34
Total Expenses	69,058
Net Investment Income	332,857
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,228,625
Investment Securities Sold—Affiliated Issuers	(346)
Foreign Currencies	(1,364)
Realized Net Gain (Loss)	1,226,915
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(285,163)
Investment Securities—Affiliated Issuers	(308,098)
Foreign Currencies	(2,547)
Change in Unrealized Appreciation (Depreciation)	(595,808)
Net Increase (Decrease) in Net Assets Resulting from Operations	963,964
1 Dividends are net of foreign withholding taxes of $12,631,000.
2 Dividends are net of foreign withholding taxes of $6,175,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	332,857	501,758
Realized Net Gain (Loss)	1,226,915	2,847,555
Change in Unrealized Appreciation (Depreciation)	(595,808)	6,035,767
Net Increase (Decrease) in Net Assets Resulting from Operations	963,964	9,385,080
Distributions
Net Investment Income
Investor Shares	(6,264)	(91,668)
Admiral Shares	(30,140)	(384,798)
Realized Capital Gain[1]
Investor Shares	(223,620)	(606,232)
Admiral Shares	(891,590)	(2,282,680)
Total Distributions	(1,151,614)	(3,365,378)
Capital Share Transactions
Investor Shares	(372,041)	(1,099,749)
Admiral Shares	(599,806)	795,332
Net Increase (Decrease) from Capital Share Transactions	(971,847)	(304,417)
Total Increase (Decrease)	(1,159,497)	5,715,285
Net Assets
Beginning of Period	49,066,822	43,351,537
End of Period[2]	47,907,325	49,066,822
1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $76,120,000 and $271,874,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $192,444,000 and ($102,645,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$215.96	$189.88	$200.67	$216.14	$191.63	$152.58
Investment Operations
Net Investment Income	1.437[1]	2.162[1]	2.039	1.934	2.941	2.350
Net Realized and Unrealized Gain (Loss)
on Investments	2.973	38.929	2.951	.566	49.127	53.058
Total from Investment Operations	4.410	41.091	4.990	2.500	52.068	55.408
Distributions
Dividends from Net Investment Income	(.140)	(2.059)	(1.854)	(2.611)	(2.115)	(2.357)
Distributions from Realized Capital Gains	(4.980)	(12.952)	(13.926)	(15.359)	(25.443)	(14.001)
Total Distributions	(5.120)	(15.011)	(15.780)	(17.970)	(27.558)	(16.358)
Net Asset Value, End of Period	$215.25	$215.96	$189.88	$200.67	$216.14	$191.63

Total Return[2]	2.21%	22.29%	2.71%	0.49%	28.15%	37.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,435	$9,853	$9,636	$10,916	$11,660	$9,905
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.38%	0.37%	0.36%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.42%	1.02%	0.98%	0.84%	1.44%	1.33%
Portfolio Turnover Rate	11%	11%	12%	18%	20%	21%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for the period ended July 31, 2018, 0.04%
for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$91.08	$80.09	$84.64	$91.17	$80.84	$64.37
Investment Operations
Net Investment Income	. 626[1]	.938[1]	.908	.868	1.290	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	1.255	16.436	1.244	.236	20.715	22.378
Total from Investment Operations	1.881	17.374	2.152	1.104	22.005	23.418
Distributions
Dividends from Net Investment Income	(.071)	(.920)	(.828)	(1.155)	(.942)	(1.042)
Distributions from Realized Capital Gains	(2.100)	(5.464)	(5.874)	(6.479)	(10.733)	(5.906)
Total Distributions	(2.171)	(6.384)	(6.702)	(7.634)	(11.675)	(6.948)
Net Asset Value, End of Period	$90.79	$91.08	$80.09	$84.64	$91.17	$80.84

Total Return[2]	2.24%	22.35%	2.76%	0.54%	28.20%	37.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,472	$39,214	$33,715	$36,606	$34,371	$24,821
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.33%	0.32%	0.31%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.07%	1.03%	0.89%	1.49%	1.38%
Portfolio Turnover Rate	11%	11%	12%	18%	20%	21%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01% for the period ended July 31, 2018, 0.04%
for fiscal 2018, 0.04% for fiscal 2017, and 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

18

Health Care Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Health Care Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index for the preceding three years. For the six months ended July 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before an increase of $1,485,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $2,405,000, representing 0.01% of the fund’s net assets and 0.96% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

20

Health Care Fund

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	34,299,514	—	—
Common Stocks—International	485,133	11,816,426	—
Temporary Cash Investments	22,508	1,179,231	—
Total	34,807,155	12,995,657	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2018, the cost of investment securities for tax purposes was $28,740,722,000. Net unrealized appreciation of investment securities for tax purposes was $19,062,090,000, consisting of unrealized gains of $20,037,888,000 on securities that had risen in value since their purchase and $975,798,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2018, the fund purchased $2,377,712,000 of investment securities and sold $3,978,384,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2018	January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	342,790	1,677	1,154,125	5,549
Issued in Lieu of Cash Distributions	216,744	1,079	659,513	3,250
Redeemed	(931,575)	(4,548)	(2,913,387)	(13,922)
Net Increase (Decrease)—Investor Shares	(372,041)	(1,792)	(1,099,749)	(5,123)
Admiral Shares
Issued	648,352	7,502	2,793,811	31,646
Issued in Lieu of Cash Distributions	828,298	9,779	2,402,452	28,052
Redeemed	(2,076,456)	(24,073)	(4,400,931)	(50,129)
Net Increase (Decrease)—Admiral Shares	(599,806)	(6,792)	795,332	9,569

21

Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market Purchases		Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Healthcare
Co Inc.	156,814	—	10,564	(6,011)	31,004	—	—	NA1
Agios
Pharmaceuticals Inc.	342,852	—	9,929	(3,328)	36,215	—	—	365,810
Alkermes plc	518,485	8,156	17,727	(904)	(113,785)	—	—	394,225
Allscripts Healthcare
Solutions Inc.	140,506	—	—	—	(25,161)	—	—	115,345
Alnylam
Pharmaceuticals Inc.	867,028	115,702	—	—	(243,362)	—	—	739,368
athenahealth Inc.	279,963	—	57,516	8,529	43,981	—	—	NA1
Eisai Co. Ltd.	951,518	51,350	—	—	486,099	11,253	—	1,488,967
Incyte Corp.	NA2	77,105	—	—	(222,730)	—	—	709,148
Medicines Co.	184,343	—	—	—	36,723	—	—	221,066
Mylan NV	1,278,817	29,342	—	—	(166,236)	—	—	1,141,923
Prothena Corp. plc	89,882	—	—	—	(57,929)	—	—	31,953
TESARO Inc.	202,153	4,807	—	—	(99,014)	—	—	107,946
UCB SA	1,031,202	9,822	10,450	1,354	(13,902)	14,249	—	1,018,026
Vanguard Market
Liquidity Fund	166,428	NA [3]	NA [3]	14	(1)	—	—	22,508
Total	6,209,991			(346)	(308,098)	25,502	—	6,356,285

1 Not applicable—at July 31, 2018, the security was still held, but the issuer was not an affiliated company of the fund.
2 Not applicable—at January 31, 2018, the security was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,021.16	$1.70
Admiral Shares	1,000.00	1,022.37	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is aided by a team of experienced Global Industry Analysts who cover health care industries. This health care team uses intensive fundamental analysis and deep knowledge of health care science and technology to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: large-cap biotech/pharmaceuticals, mid-cap biotech/pharmaceuticals, small-cap biotech/pharmaceuticals, health care services, and medical technology. Wellington Management has advised the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

25

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

28

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA
Text Telephone for People	Institute.
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092018

Semiannual Report | July 31, 2018

Vanguard Real Estate Index Funds

Vanguard Real Estate Index Fund

Vanguard Real Estate II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Real Estate Index Fund.	5
Real Estate II Index Fund.	32
About Your Fund’s Expenses.	45
Trustees Approve Advisory Arrangements.	47
Glossary.	49

Real Estate Index Fund
Real Estate II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, Vanguard Real Estate Index Fund returned 5.08% for Investor Shares. Returns were a bit higher for ETF, Admiral, and Institutional Shares as well as for Vanguard Real Estate II Index Fund. The results were in line with those of the funds’ benchmark index and exceeded the average return of peer funds.

• Specialized REITs, residential REITs, retail REITs, and health care REITs contributed most to the funds’ returns.

• As we mentioned in our last report, the funds changed their names on February 1, 2018, to Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund and began their transition from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Index. The funds completed the transition to their destination benchmark at the end of July.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Real Estate Index Fund
Investor Shares	5.08%
ETF Shares
Market Price	5.12
Net Asset Value	5.13
Admiral™ Shares	5.14
Institutional Shares	5.14
Real Estate Spliced Index	5.18
Real Estate Funds Average	4.06
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Real Estate II Index Fund	5.13%
Real Estate Spliced Index	5.18
Real Estate Funds Average	4.06
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF®
Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Real Estate Index Fund	0.26%	0.12%	0.12%	0.10%	—	1.25%
Real Estate II Index Fund	—	—	—	—	0.08%	1.25

The fund expense ratios shown for the Real Estate Index Fund and the Real Estate II Index Fund are from the prospectuses dated May 25,
2018, and May 24, 2018, respectively, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the funds’ annualized expense ratios were: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for
Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Real Estate Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
			Total Returns
		Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

4

Real Estate Index Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
		MSCI US IM	U.S. Total
		Real Estate	Market
	Fund	25/50 Index	FA Index
Number of Stocks	186	185	3,766
Median Market Cap	$13.2B	$13.2B	$67.3B
Price/Earnings Ratio	36.1x	36.0x	20.5x
Price/Book Ratio	2.3x	2.4x	3.1x
Return on Equity	6.0%	6.1%	15.0%
Earnings Growth Rate	13.7%	13.6%	8.5%
Dividend Yield	4.0%	3.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term Reserves	0.3%	—	—

Dividend Yield: This yield may include some payments that
represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Volatility Measures
		DJ
	Real Estate	U.S. Total
	Spliced	Market
	Index	FA Index
R-Squared	1.00	0.29
Beta	1.00	0.67
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Vanguard Real Estate II
Index Fund	Other	10.6%
American Tower Corp.	Specialized REITs	5.4
Simon Property Group
Inc.	Retail REITs	4.6
Crown Castle
International Corp.	Specialized REITs	3.7
Prologis Inc.	Industrial REITs	2.9
Equinix Inc.	Specialized REITs	2.9
Public Storage	Specialized REITs	2.8
Weyerhaeuser Co.	Specialized REITs	2.1
Digital Realty Trust Inc.	Specialized REITs	2.0
AvalonBay Communities
Inc.	Residential REITs	2.0
Top Ten		39.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares,
and 0.10% for Institutional Shares.

5

Real Estate Index Fund

Subindustry Diversification (% of equity
exposure)
		MSCI US IM
		Real Estate
	Fund	25/50 Index
Diversified REITs	4.6%	4.6%
Diversified Real Estate
Activites	0.2	0.2
Health Care REITs	8.7	8.7
Hotel & Resort REITs	5.8	5.8
Industrial REITs	6.6	6.6
Office REITs	10.5	10.5
Real Estate Development	0.6	0.5
Real Estate Operating
Companies	0.3	0.3
Real Estate Services	2.9	2.9
Residential REITs	13.1	13.1
Retail REITs	15.5	15.6
Specialized REITs	31.2	31.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

6

Real Estate Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	2.13%	7.76%	7.87%
ETF Shares	9/23/2004
Market Price		2.33	7.92	8.01
Net Asset Value		2.29	7.91	8.01
Admiral Shares	11/12/2001	2.29	7.91	8.01
Institutional Shares	12/2/2003	2.28	7.93	8.03

See Financial Highlights for dividend and capital gains information.

7

Real Estate Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment
Trusts (REITs) (96.3%)[1]
Diversified REITs (4.1%)
2	VEREIT Inc.	48,683,978	371,459
2	WP Carey Inc.	5,368,750	351,009
	Liberty Property Trust	7,385,714	316,552
	Forest City Realty
	Trust Inc. Class A	11,334,204	283,015
	STORE Capital Corp.	8,752,784	240,264
	Colony Capital Inc.	24,322,102	149,824
	PS Business Parks Inc.	1,028,035	131,352
	Washington REIT	3,928,734	119,787
	Empire State Realty
	Trust Inc.	6,873,861	114,587
	Lexington Realty Trust	10,857,089	95,434
	Alexander & Baldwin
	Inc.	3,409,411	81,655
	Global Net Lease Inc.	3,357,643	71,048
	American Assets
	Trust Inc.	1,653,400	63,540
*,2	iStar Inc.	3,408,190	37,047
	Armada Hoffler
	Properties Inc.	2,263,844	34,184
	Gladstone Commercial
	Corp.	1,418,329	28,140
	One Liberty Properties
	Inc.	715,373	19,286
§,2	Winthrop Realty Trust	1,892,511	2,742
			2,510,925
Health Care REITs (7.8%)
	Welltower Inc.	18,491,006	1,157,537
	Ventas Inc.	17,785,400	1,002,741
	HCP Inc.	23,451,571	607,396
^	Omega Healthcare
	Investors Inc.	9,924,780	294,667
	Healthcare Trust of
	America Inc. Class A	10,249,034	280,004

2	Medical Properties
	Trust Inc.	18,302,623	263,741
2	Senior Housing
	Properties Trust	11,904,852	212,382
2	Sabra Health Care
	REIT Inc.	8,919,091	192,741
2	Healthcare Realty
	Trust Inc.	6,260,804	186,008
2	National Health
	Investors Inc.	2,079,718	155,646
	Physicians Realty Trust	8,933,013	140,784
	LTC Properties Inc.	1,981,312	83,552
	CareTrust REIT Inc.	3,802,697	64,304
	Universal Health Realty
	Income Trust	651,473	43,851
	New Senior Investment
	Group Inc.	4,086,156	28,930
	MedEquities Realty
	Trust Inc.	1,421,731	15,923
			4,730,207
Hotel & Resort REITs (5.2%)
	Host Hotels &
	Resorts Inc.	36,669,316	767,856
	Park Hotels &
	Resorts Inc.	10,042,508	314,130
2	Hospitality Properties
	Trust	8,232,053	232,720
	RLJ Lodging Trust	8,746,524	197,584
	Apple Hospitality REIT
	Inc.	10,952,772	197,040
	Ryman Hospitality
	Properties Inc.	2,309,612	196,340
2	LaSalle Hotel
	Properties	5,659,198	196,204
	Sunstone Hotel
	Investors Inc.	11,278,073	183,494
	Pebblebrook Hotel
	Trust	3,451,898	133,071

8

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Xenia Hotels & Resorts
	Inc.	5,348,947	130,461
2	DiamondRock
	Hospitality Co.	10,035,747	119,626
	MGM Growth
	Properties LLC
	Class A	3,535,744	107,133
2	Chesapeake Lodging
	Trust	3,026,140	96,897
	Summit Hotel
	Properties Inc.	5,212,962	73,763
*	CorePoint Lodging Inc.	2,061,133	52,064
	Chatham Lodging Trust	2,293,686	49,406
	Hersha Hospitality
	Trust Class A	1,894,216	40,896
	Ashford Hospitality
	Trust Inc.	4,618,165	36,484
	Braemar Hotels &
	Resorts Inc.	1,439,908	16,458
			3,141,627
Industrial REITs (5.9%)
	Prologis Inc.	26,622,575	1,746,973
	Duke Realty Corp.	17,852,611	519,868
	DCT Industrial Trust
	Inc.	4,689,947	313,617
2	Gramercy Property
	Trust	8,043,547	220,313
	First Industrial Realty
	Trust Inc.	6,041,015	196,635
	EastGroup Properties
	Inc.	1,740,004	165,857
	STAG Industrial Inc.	4,858,516	132,735
	Rexford Industrial
	Realty Inc.	3,921,517	120,155
	Terreno Realty Corp.	2,776,257	102,472
	Monmouth Real Estate
	Investment Corp.	3,689,583	61,505
			3,580,130
Office REITs (9.4%)
	Boston Properties Inc.	7,713,025	968,216
	Alexandria Real Estate
	Equities Inc.	5,060,878	644,958
	Vornado Realty Trust	8,544,235	614,501
2	SL Green Realty Corp.	4,519,474	466,003
	Kilroy Realty Corp.	4,949,182	361,043
	Douglas Emmett Inc.	8,080,751	313,856
2	Hudson Pacific
	Properties Inc.	7,853,503	269,061
2	Highwoods Properties
	Inc.	5,187,658	254,766
	JBG SMITH Properties	5,605,620	204,605
*,2	Equity Commonwealth	6,267,556	202,066
2	Cousins Properties Inc.	21,065,444	196,330
	Paramount Group Inc.	10,874,996	167,910

	Corporate Office
	Properties Trust	5,068,428	150,735
2	Brandywine Realty
	Trust	8,932,593	147,299
2	Columbia Property
	Trust Inc.	6,001,123	139,106
2	Piedmont Office Realty
	Trust Inc. Class A	6,764,474	133,801
	Mack-Cali Realty Corp.	4,499,690	87,609
	Government Properties
	Income Trust	4,947,035	74,552
	Select Income REIT	3,358,983	70,035
	Tier REIT Inc.	2,392,451	56,869
	Easterly Government
	Properties Inc.	2,883,408	54,641
	Franklin Street
	Properties Corp.	5,346,575	47,103
	NorthStar Realty
	Europe Corp.	2,483,706	34,002
	City Office REIT Inc.	1,691,991	21,573
^	New York REIT Inc.	816,297	15,028
			5,695,668
Other (10.6%) [3]
[4,5]	Vanguard Real Estate II
	Index Fund	325,763,666	6,439,097

Residential REITs (11.7%)
	AvalonBay
	Communities Inc.	6,897,837	1,219,882
	Equity Residential	18,387,880	1,203,119
	Essex Property
	Trust Inc.	3,297,510	792,886
	Mid-America
	Apartment
	Communities Inc.	5,684,143	572,848
2	UDR Inc.	13,422,453	516,496
	Camden Property Trust	4,636,613	429,304
	Sun Communities Inc.	3,993,418	387,202
	Equity LifeStyle
	Properties Inc.	4,223,496	384,296
	Invitation Homes Inc.	15,562,692	359,654
2	Apartment Investment
	& Management Co.	7,876,577	335,936
	American Homes 4
	Rent Class A	12,799,950	283,391
	American Campus
	Communities Inc.	6,819,352	281,298
	Education Realty
	Trust Inc.	3,788,397	156,688
	Independence Realty
	Trust Inc.	4,246,269	43,100
	Preferred Apartment
	Communities Inc.
	Class A	1,951,985	33,028

9

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
2	Investors Real Estate
	Trust	5,974,676	32,741
	NexPoint Residential
	Trust Inc.	892,181	26,712
	UMH Properties Inc.	1,621,482	25,036
	Front Yard Residential
	Corp.	2,509,153	24,238
			7,107,855
Retail REITs (13.8%)
2	Simon Property Group
	Inc.	15,998,686	2,819,128
	Realty Income Corp.	14,198,113	791,829
	GGP Inc.	33,461,417	713,397
	Federal Realty
	Investment Trust	3,399,270	426,608
*	Regency Centers Corp.	6,682,681	425,219
	Kimco Realty Corp.	20,647,263	344,603
^	National Retail
	Properties Inc.	7,703,744	343,664
	Macerich Co.	5,277,489	311,689
	Brixmor Property
	Group Inc.	14,766,037	261,211
	Taubman Centers Inc.	3,045,885	188,997
2	Spirit Realty Capital
	Inc.	22,455,894	187,956
	Weingarten Realty
	Investors	6,113,256	184,743
	Retail Properties of
	America Inc.	10,965,662	137,619
	Urban Edge Properties	5,685,959	128,958
2	Acadia Realty Trust	4,182,463	113,261
^,2	Tanger Factory Outlet
	Centers Inc.	4,718,703	112,541
	DDR Corp.	7,824,825	107,200
	Retail Opportunity
	Investments Corp.	5,084,425	96,146
	Agree Realty Corp.	1,548,340	82,434
	Washington Prime
	Group Inc.	9,280,656	74,524
	Kite Realty Group Trust	4,172,570	70,391
^	Seritage Growth
	Properties Class A	1,612,391	68,220
	Ramco-Gershenson
	Properties Trust	3,958,024	52,048
	Getty Realty Corp.	1,679,305	48,112
^	CBL & Associates
	Properties Inc.	8,547,812	46,586
	Alexander’s Inc.	115,034	42,618
	Pennsylvania REIT	3,512,166	37,299
	Saul Centers Inc.	659,661	35,147
	Urstadt Biddle
	Properties Inc.
	Class A	1,463,522	32,578

*	Retail Value Inc.	785,615	25,957
	Whitestone REIT	1,737,087	22,582
*,2	Spirit MTA REIT	2,250,232	22,480
	Cedar Realty Trust Inc.	4,569,840	21,752
	Urstadt Biddle
	Properties Inc.	47,628	855
			8,378,352
Specialized REITs (27.8%)
	American Tower Corp.	22,010,381	3,262,819
	Crown Castle
	International Corp.	20,315,190	2,251,532
	Equinix Inc.	3,955,417	1,737,536
	Public Storage	7,821,913	1,703,847
	Weyerhaeuser Co.	37,762,733	1,290,730
	Digital Realty Trust Inc.	10,259,241	1,245,677
*,2	SBA Communications
	Corp. Class A	5,814,326	920,117
	Extra Space Storage
	Inc.	6,298,346	591,856
	Iron Mountain Inc.	13,538,677	475,343
	Gaming and Leisure
	Properties Inc.	10,129,713	367,911
	CyrusOne Inc.	4,800,429	297,243
	CubeSmart	9,116,753	276,785
	Lamar Advertising Co.
	Class A	3,687,474	271,509
	VICI Properties Inc.	12,732,582	259,108
	EPR Properties	3,687,897	245,208
	Rayonier Inc.	6,458,475	226,111
	Life Storage Inc.	2,328,080	223,403
	CoreSite Realty Corp.	1,712,162	191,933
2	GEO Group Inc.	6,200,595	160,471
	CoreCivic Inc.	5,907,133	151,459
	Uniti Group Inc.	8,329,986	147,274
	Outfront Media Inc.	6,899,481	146,614
	PotlatchDeltic Corp.	2,968,273	138,767
	QTS Realty Trust Inc.
	Class A	2,525,525	107,966
	National Storage
	Affiliates Trust	2,807,319	80,935
	Four Corners Property
	Trust Inc.	3,060,329	76,202
	InfraREIT Inc.	2,184,071	45,756
	CatchMark Timber
	Trust Inc. Class A	2,415,825	30,005
^	Farmland Partners Inc.	1,520,290	10,247
			16,934,364
Total Equity Real Estate
Investment Trusts (REITs)
(Cost $52,041,165)			58,518,225

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
Real Estate Management & Development (3.5%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	1,996,823	35,244
*	Five Point Holdings
	LLC Class A	2,795,290	31,279
	RMR Group Inc.
	Class A	304,537	26,434
*	Tejon Ranch Co.	1,103,627	25,825
			118,782
Real Estate Development (0.5%)
*	Howard Hughes Corp.	2,057,266	278,862
*,^	Forestar Group Inc.	518,135	11,762
			290,624
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson
	Holdings Inc.	6,781,674	141,737
*	FRP Holdings Inc.	346,880	22,547
			164,284
Real Estate Services (2.6%)
*	CBRE Group Inc.
	Class A	16,114,296	802,492
	Jones Lang LaSalle Inc.	2,269,652	388,133
^,2	Realogy Holdings Corp.	6,532,618	142,868
	HFF Inc. Class A	1,829,307	82,337
*,^	Redfin Corp.	2,243,188	54,958
	RE/MAX Holdings Inc.
	Class A	883,039	44,859
*	Marcus & Millichap Inc.	955,319	38,414
*,^	Altisource Portfolio
	Solutions SA	574,397	19,133
			1,573,194
Total Real Estate Management
& Development (Cost $2,089,227)			2,146,884
Total Common Stock
(Cost $54,130,392)			60,665,109
Temporary Cash Investment (0.6%)[1]
Money Market Fund (0.6%)
[6,7]	Vanguard Market
	Liquidity Fund,
	2.145%	3,859,322	385,932
Total Temporary Cash Investments
(Cost $385,946)			385,932
Total Investments (100.4%)
(Cost $54,516,338)			61,051,041
Other Assets and Liabilities (-0.4%)
Other Assets			100,804
Liabilities[7]			(361,433)
			(260,629)
Net Assets (100%)			60,790,412

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Vanguard Funds	44,415,050
Affiliated Vanguard Funds	10,196,894
Vanguard Real Estate II Index Fund	6,439,097
Total Investment in Securities	61,051,041
Investment in Vanguard	3,167
Receivables for Accrued Income	32,893
Receivables for Capital Shares Issued	47,033
Unrealized Appreciation—Swap Contracts	2,570
Other Assets	15,141
Total Assets	61,151,845
Liabilities
Payables for Investment Securities
Purchased	110,274
Collateral for Securities on Loan	187,969
Payables for Capital Shares
Redeemed	38,268
Payables to Vanguard	24,677
Unrealized Depreciation—Swap Contracts	245
Total Liabilities	361,433
Net Assets	60,790,412

At July 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	55,945,263
Undistributed Net Investment Income	(11,530)
Accumulated Net Realized Losses	(1,680,349)
Unrealized Appreciation (Depreciation)
Investment Securities	6,534,703
Swap Contracts	2,325
Net Assets	60,790,412

11

Real Estate Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 73,352,148 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,997,808
Net Asset Value Per Share—
Investor Shares	$27.24

ETF Shares—Net Assets
Applicable to 392,776,033 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,202,718
Net Asset Value Per Share—
ETF Shares	$81.99

Admiral Shares—Net Assets
Applicable to 154,681,018 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,973,632
Net Asset Value Per Share—
Admiral Shares	$116.20

Amount
($000)
Institutional Shares—Net Assets
Applicable to 479,088,652 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,616,254
Net Asset Value Per Share—
Institutional Shares	$17.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
§ Security value determined using significant unobservable inputs.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $183,533,000.
1 The fund invests a portion of its assets in Real Estate
Investment Trusts through the use of swap contracts. After
giving effect to swap investments, the fund’s effective Real
Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company. The total value of affiliated companies is
$9,810,962,000.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Represents a wholly owned subsidiary of the fund. See
accompanying financial statements for Vanguard Real Estate
II Index Fund Schedule of Investments.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
7 Includes $187,969,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.

12

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Total Return Swaps
					Value and
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)1	($000)
Federal Realty Investment Trust	8/31/18	GSCM	32,903	(2.090%)	(67)
Regency Centers Corp.	10/19/18	GSCM	12,358	(2.064%)	364
Regency Centers Corp.	10/19/18	GSCM	12,298	(2.081%)	422
Regency Centers Corp.	10/19/18	GCSM	12,290	(2.069%)	431
Regency Centers Corp.	10/19/18	GSCM	12,156	(2.082%)	562
Regency Centers Corp.	10/19/18	GSCM	12,140	(2.086%)	578
Kimco Realty Corp.	8/31/18	GSCM	10,364	(2.090%)	(29)
Retail Opportunity
Investments Corp.	8/31/18	GSCM	10,155	(2.090%)	(149)
Brixmor Property Group Inc.	8/31/18	GSCM	7,321	(2.090%)	213
					2,325
GSCM—Goldman Sachs Capital Management.
1 Payment received/paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is required to be treated as ordinary income (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Real Estate Index Fund

Statement of Operations

Six Months Ended
July 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers	114,449
Dividends Received from Affiliated Issuers	760,072
Dividends Received from Vanguard Real Estate II Index Fund	98,792
Interest from Affiliated Issuers	533
Securities Lending—Net	654
Total Income	974,500
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,598
Management and Administrative—Investor Shares	2,303
Management and Administrative—ETF Shares	15,723
Management and Administrative—Admiral Shares	8,875
Management and Administrative—Institutional Shares	3,558
Marketing and Distribution—Investor Shares	148
Marketing and Distribution—ETF Shares	592
Marketing and Distribution—Admiral Shares	531
Marketing and Distribution—Institutional Shares	96
Custodian Fees	261
Auditing Fees	3
Shareholders’ Reports—Investor Shares	39
Shareholders’ Reports—ETF Shares	521
Shareholders’ Reports—Admiral Shares	121
Shareholders’ Reports—Institutional Shares	35
Trustees’ Fees and Expenses	18
Total Expenses	34,422
Net Investment Income	940,078
Realized Net Gain (Loss)
Capital Gain Distributions Received from Unaffiliated Issuers	1,632
Capital Gain Distributions Received from Affiliated Issuers	132,837
Capital Gain Distributions Received from Vanguard Real Estate II Index Fund	13,020
Investment Securities Sold—Unaffiliated Issuers	(112)
Investment Securities Sold—Affiliated Issuers	(808,618)
Investment Securities Sold—Vanguard Real Estate II Index Fund	—
Futures Contracts	(18)
Swap Contracts	3,896
Realized Net Gain (Loss)	(657,363)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	431,446
Investment Securities—Affiliated Issuers	1,868,163
Investment Securities—Vanguard Real Estate II Index Fund	200,873
Swap Contracts	2,384
Change in Unrealized Appreciation (Depreciation)	2,502,866
Net Increase (Decrease) in Net Assets Resulting from Operations	2,785,581

See accompanying Notes, which are an integral part of the Financial Statements.

14

Real Estate Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	940,078	1,912,910
Realized Net Gain (Loss)	(657,363)	2,288,664
Change in Unrealized Appreciation (Depreciation)	2,502,866	(3,829,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,785,581	371,750
Distributions
Net Investment Income
Investor Shares	(35,422)	(69,040)
ETF Shares	(557,236)	(1,025,920)
Admiral Shares	(316,304)	(545,730)
Institutional Shares	(149,845)	(244,477)
Realized Capital Gain
Investor Shares	—	(983)
ETF Shares	—	(14,088)
Admiral Shares	—	(7,496)
Institutional Shares	—	(3,343)
Return of Capital
Investor Shares	—	(28,709)
ETF Shares	—	(426,390)
Admiral Shares	—	(226,815)
Institutional Shares	—	(101,603)
Total Distributions	(1,058,807)	(2,694,594)
Capital Share Transactions
Investor Shares	(203,169)	(383,660)
ETF Shares	(1,024,770)	138,764
Admiral Shares	(328,120)	75,811
Institutional Shares	166,325	678,950
Net Increase (Decrease) from Capital Share Transactions	(1,389,734)	509,865
Total Increase (Decrease)	337,040	(1,812,979)
Net Assets
Beginning of Period	60,453,372	62,266,351
End of Period[1]	60,790,412	60,453,372
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,530,000) and $103,303,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Real Estate Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.40	$27.38	$25.59	$28.73	$22.37	$22.66
Investment Operations
Net Investment Income	. 399[1]	.761[1]	.746	.711	.645	.579
Net Realized and Unrealized Gain (Loss)
on Investments	.901	(.614)	2.324	(2.851)	6.650	.025
Total from Investment Operations	1.300	.147	3.070	(2.140)	7.295	.604
Distributions
Dividends from Net Investment Income	(.460)	(.788)	(.752)	(.695)	(.624)	(.626)
Distributions from Realized Capital Gains	—	(.011)	(.187)	—	—	—
Return of Capital	—	(.328)	(.341)	(.305)	(.311)	(.268)
Total Distributions	(.460)	(1.127)	(1.280)	(1.000)	(.935)	(.894)
Net Asset Value, End of Period	$27.24	$26.40	$27.38	$25.59	$28.73	$22.37

Total Return[2]	5.08%	0.45%	12.07%	-7.44%	33.29%	2.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,998	$2,143	$2,603	$2,621	$3,231	$2,482
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.26%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.16%	2.87%	2.60%	2.66%	2.56%	2.51%
Portfolio Turnover Rate[3]	26%	6%	7%	11%	8%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Real Estate Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$79.47	$82.43	$77.05	$86.49	$67.36	$68.24
Investment Operations
Net Investment Income	1.271[1]	2.499[1]	2.334	2.217	2.011	1.814
Net Realized and Unrealized Gain (Loss)
on Investments	2.687	(1.945)	7.022	(8.533)	20.038	.097
Total from Investment Operations	3.958	.554	9.356	(6.316)	22.049	1.911
Distributions
Dividends from Net Investment Income	(1.438)	(2.458)	(2.353)	(2.170)	(1.947)	(1.955)
Distributions from Realized Capital Gains	—	(.034)	(.563)	—	—	—
Return of Capital	—	(1.022)	(1.060)	(.954)	(.972)	(.836)
Total Distributions	(1.438)	(3.514)	(3.976)	(3.124)	(2.919)	(2.791)
Net Asset Value, End of Period	$81.99	$79.47	$82.43	$77.05	$86.49	$67.36

Total Return	5.13%	0.59%	12.25%	-7.31%	33.41%	2.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32,203	$32,377	$33,527	$27,007	$29,487	$18,528
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.30%	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate[2]	26%	6%	7%	11%	8%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Real Estate Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$112.63	$116.83	$109.19	$122.58	$95.46	$96.70
Investment Operations
Net Investment Income	1.799[1]	3.538[1]	3.306	3.142	2.852	2.569
Net Realized and Unrealized Gain (Loss)
on Investments	3.810	(2.761)	9.966	(12.105)	28.403	.148
Total from Investment Operations	5.609	.777	13.272	(8.963)	31.255	2.717
Distributions
Dividends from Net Investment Income	(2.039)	(3.483)	(3.333)	(3.076)	(2.758)	(2.772)
Distributions from Realized Capital Gains	—	(.048)	(.798)	—	—	—
Return of Capital	—	(1.447)	(1.501)	(1.351)	(1.377)	(1.185)
Total Distributions	(2.039)	(4.978)	(5.632)	(4.427)	(4.135)	(3.957)
Net Asset Value, End of Period	$116.20	$112.63	$116.83	$109.19	$122.58	$95.46

Total Return[2]	5.14%	0.58%	12.23%	-7.30%	33.46%	2.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,974	$17,757	$18,337	$15,029	$15,725	$7,987
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.30%	3.01%	2.74%	2.80%	2.70%	2.65%
Portfolio Turnover Rate[3]	26%	6%	7%	11%	8%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Real Estate Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.43	$18.08	$16.90	$18.97	$14.78	$14.97
Investment Operations
Net Investment Income	. 281[1]	.568[1]	.515	.489	.444	.400
Net Realized and Unrealized Gain (Loss)
on Investments	.586	(.444)	1.540	(1.870)	4.390	.025
Total from Investment Operations	.867	.124	2.055	(1.381)	4.834	.425
Distributions
Dividends from Net Investment Income	(.317)	(.542)	(.519)	(.479)	(.430)	(.431)
Distributions from Realized Capital Gains	—	(.007)	(.123)	—	—	—
Return of Capital	—	(.225)	(.233)	(.210)	(.214)	(.184)
Total Distributions	(.317)	(.774)	(.875)	(.689)	(.644)	(.615)
Net Asset Value, End of Period	$17.98	$17.43	$18.08	$16.90	$18.97	$14.78

Total Return[2]	5.14%	0.60%	12.23%	-7.27%	33.43%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,616	$8,176	$7,799	$6,785	$6,788	$3,922
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.03%	2.76%	2.82%	2.72%	2.67%
Portfolio Turnover Rate[3]	26%	6%	7%	11%	8%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Real Estate Index Fund

Notes to Financial Statements

Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investment in affiliated Vanguard funds are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counter-party risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at July 31, 2018.

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Real Estate Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended July 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

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Real Estate Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security typically reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and

22

Real Estate Index Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets & Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $3,167,000, representing 0.01% of the fund’s net assets and 1.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	60,662,367	—	2,742
Temporary Cash Investments	385,932	—	—
Swap Contracts—Assets	—	2,570	—
Swap Contracts—Liabilities	—	(245)	—
Total	61,048,299	2,325	2,742

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

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Real Estate Index Fund

During the six months ended July 31, 2018, the fund realized $1,019,090,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At July 31, 2018, the cost of investment securities for tax purposes was $54,516,332,000. Net unrealized appreciation of investment securities for tax purposes was $6,534,703,000, consisting of unrealized gains of $8,455,330,000 on securities that had risen in value since their purchase and $1,920,627,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2018, the fund purchased $14,687,971,000 of investment securities and sold $15,897,823,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,374,171,000 and $4,600,983,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2018		January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	125,005	4,894	362,805	13,160
Issued in Lieu of Cash Distributions	32,969	1,312	92,491	3,378
Redeemed	(361,143)	(14,038)	(838,956)	(30,421)
Net Increase (Decrease)—Investor Shares	(203,169)	(7,832)	(383,660)	(13,883)
ETF Shares
Issued	3,578,946	45,946	7,194,688	86,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,603,716)	(60,600)	(7,055,924)	(85,400)
Net Increase (Decrease)—ETF Shares	(1,024,770)	(14,654)	138,764	725
Admiral Shares
Issued	1,432,817	13,135	3,635,103	30,947
Issued in Lieu of Cash Distributions	278,276	2,595	685,946	5,875
Redeemed	(2,039,213)	(18,709)	(4,245,238)	(36,118)
Net Increase (Decrease)—Admiral Shares	(328,120)	(2,979)	75,811	704
Institutional Shares
Issued	988,463	58,373	2,396,349	131,716
Issued in Lieu of Cash Distributions	141,334	8,514	324,780	17,972
Redeemed	(963,472)	(56,845)	(2,042,179)	(111,955)
Net Increase (Decrease)—Institutional Shares	166,325	10,042	678,950	37,733

24

Real Estate Index Fund

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
January 31,			Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	135,395	8,061	40,666	(13,043)	23,514	1,746	729	113,261
Agree Realty Corp.	90,915	5,671	22,028	2,507	5,674	1,419	—	NA3
Alexander & Baldwin
Inc.	120,082	11,061	36,685	(4,681)	(8,122)	—	—	NA3
Alexandria Real
Estate Equities Inc.	800,695	58,680	195,516	27,245	(43,589)	4,448	2,708	NA3
Altisource
Residential Corp.	36,772	300	1,885	488	(35,675)	—	—	—
American Campus
Communities Inc.	345,867	20,551	104,334	(13,358)	35,947	2,461	1,599	NA3
Apartment
Investment &
Management Co.	432,922	24,372	123,541	8,728	(6,545)	3,124	3,925	335,936
Apple Hospitality
REIT Inc.	272,226	14,695	68,727	(5,240)	(14,804)	5,968	321	NA3
Armada Hoffler
Properties Inc.	42,716	2,457	12,160	128	1,746	259	30	NA3
Ashford Hospitality
Prime Inc.	15,186	447	2,616	(2,566)	(10,410)	102	96	—
Ashford Hospitality
Trust Inc.	41,331	2,583	14,713	(1,214)	9,750	—	—	NA3
AvalonBay
Communities Inc.	1,550,548	86,823	445,653	(6,957)	35,121	16,757	5,487	NA3
Boston
Properties Inc.	1,258,471	71,784	368,007	(254)	6,222	13,113	414	NA3
Brandywine
Realty Trust	207,416	10,976	53,147	2,396	(20,139)	1,384	1,900	147,299
Brixmor Property
Group Inc.	319,202	18,562	94,492	(58,322)	76,743	8,441	—	NA3
Camden Property
Trust	528,910	30,362	155,246	12,401	12,877	3,821	3,998	NA3
CareTrust REIT Inc.	79,575	4,433	22,286	(4,254)	7,158	1,386	—	NA3
CBL & Associates
Properties Inc.	62,714	3,281	16,294	(43,386)	40,397	3,612	—	NA3
Cedar Realty Trust
Inc.	30,746	1,501	7,539	(3,822)	1,170	244	—	NA3

25

Real Estate Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Chatham Lodging
Trust	67,005	3,538	17,478	(4,386)	832	1,494	64	NA3
Chesapeake
Lodging Trust	108,533	6,802	33,775	979	14,646	2,297	54	96,897
Colony NorthStar
Inc. Class A	309,780	9,124	68,813	(215,722)	(34,369)	2,494	886	—
Columbia Property
Trust Inc.	174,942	9,966	52,453	(5,625)	14,479	598	—	139,106
CoreCivic Inc.	180,820	9,913	49,732	(30,463)	41,170	5,317	—	NA3
Corporate Office
Properties Trust	179,024	11,447	51,553	(10,437)	22,923	1,763	630	NA3
Cousins Properties
Inc.	249,205	14,433	73,102	(1,385)	7,945	1,998	228	196,330
CubeSmart	327,031	20,307	99,045	10,520	18,228	5,555	146	NA3
CyrusOne Inc.	329,980	34,474	81,993	11,401	7,730	207	—	NA3
DCT Industrial
Trust Inc.	363,151	21,534	107,783	26,444	10,413	3,231	310	NA3
DDR Corp.	167,216	8,940	46,118	(46,637)	26,107	28,662	—	—
DiamondRock
Hospitality Co.	155,274	8,784	44,625	(3,091)	3,300	2,726	—	119,626
Digital Realty
Trust Inc.	1,513,956	84,171	427,466	74,703	313	22,865	534	NA3
Douglas Emmett
Inc.	394,265	22,938	101,570	12,688	(11,161)	1,019	14	NA3
Duke Realty Corp.	619,410	36,686	186,148	26,995	22,925	2,871	5,607	NA3
Easterly
Government
Properties Inc.	53,553	16,294	10,522	466	(4,770)	840	—	NA3
EastGroup
Properties Inc.	196,347	11,634	56,659	11,758	2,814	2,319	121	NA3
Education
Realty Trust Inc.	159,394	10,237	45,496	(5,917)	39,170	940	1	NA3
EPR Properties	286,885	16,846	84,927	(8,319)	35,558	7,499	488	NA3
Equinix Inc.	2,339,501	124,195	607,874	74,680	(192,966)	20,834	—	NA3
Equity
Commonwealth	244,644	14,582	72,325	5,282	9,883	—	—	202,066
Equity LifeStyle
Properties Inc.	470,384	28,020	134,732	34,310	(13,462)	4,302	507	NA3
Equity Residential	1,492,184	85,913	438,247	(61,230)	124,499	11,731	10,265	NA3

26

Real Estate Index Fund

		Current Period Transactions
	January 31,		Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Essex Property
Trust Inc.	1,013,827	58,870	304,891	33,398	(8,318)	12,113	1,346	NA3
Extra Space
Storage Inc.	693,324	43,708	221,968	39,250	37,542	11,198	421	NA3
Federal Realty
Investment Trust	544,060	32,863	161,090	(17,484)	28,259	7,596	25	NA3
First Industrial
Realty Trust Inc.	243,894	14,196	70,703	14,189	(4,911)	2,338	492	NA3
Forest City Realty
Trust Inc. Class A	330,139	17,888	75,386	1,184	9,190	2,568	1,884	NA3
Four Corners
Property Trust Inc.	95,230	5,428	27,511	3,047	98	1,760	—	NA3
Franklin Street
Properties Corp.	68,033	3,370	14,720	(6,565)	(2,589)	545	39	NA3
Gaming and Leisure
Properties Inc.	428,876	81,700	135,607	(3,840)	(2,416)	11,558	177	NA3
Front Yard
Residential Corp.	NA2	1,656	8,678	(2,470)	33,730	833	—	NA3
GEO Group Inc.	184,462	11,152	55,868	(5,599)	29,315	6,971	—	160,471
Getty Realty Corp.	58,003	3,358	16,760	1,165	2,361	977	202	NA3
Gladstone
Commercial Corp.	34,680	1,902	9,175	(984)	1,717	1,177	—	NA3
Global Net Lease Inc.	81,413	4,803	24,196	(7,409)	16,437	4,109	—	NA3
Government
Properties
Income Trust	108,827	5,456	25,386	(10,125)	(2,381)	2,440	218	NA3
Gramercy
Property Trust	252,621	15,305	63,264	(2,810)	18,461	6,443	—	220,313
HCP Inc.	744,106	42,772	215,851	(121,996)	164,325	14,725	97	NA3
Healthcare Realty
Trust Inc.	243,780	13,277	65,624	(5,193)	914	2,205	1,045	186,008
Healthcare Trust
of America Inc.
Class A	365,173	20,137	96,532	(10,543)	3,568	4,838	160	NA3
Hersha Hospitality
Trust Class A	51,171	2,918	19,760	(1,396)	8,167	1,028	—	NA3
Highwoods
Properties Inc.	326,002	18,385	91,457	237	1,678	4,393	1,167	254,766
Hospitality
Properties Trust	308,288	16,976	86,725	(8,123)	2,896	8,659	29	232,720

27

Real Estate Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Host Hotels &
Resorts Inc.	1,012,323	56,307	296,992	4,819	(8,601)	11,089	5,075	NA3
Hudson Pacific
Properties Inc.	327,281	19,767	97,250	6,702	17,887	(1,358)	414	269,061
Independence
Realty Trust Inc.	49,505	3,003	13,453	75	3,970	1,355	289	NA3
Investors Real
Estate Trust	45,038	2,378	12,664	(5,973)	4,126	154	631	32,741
Iron Mountain Inc.	611,738	34,464	164,557	(13,775)	10,343	14,859	—	NA3
iStar Inc.	45,217	2,632	11,655	(1,810)	2,663	—	—	37,047
JBG SMITH
Properties	210,407	35,577	54,860	(1,341)	14,822	1,177	—	NA3
Kilroy Realty Corp.	462,201	27,162	136,023	11,410	(3,621)	3,342	1,309	NA3
Kimco Realty Corp.	436,518	25,000	126,537	(80,942)	92,613	5,071	5,598	NA3
Kite Realty
Group Trust	95,092	159	22,713	(15,451)	13,944	2,194	302	NA3
LaSalle Hotel
Properties	227,890	13,337	67,530	(6,774)	29,281	3,557	734	196,204
Lexington
Realty Trust	128,736	6,954	35,076	(8,284)	4,225	3,088	—	NA3
Liberty
Property Trust	402,322	23,374	119,435	8,583	2,009	4,794	1,367	NA3
Life Storage Inc.	255,145	15,752	79,509	(3,530)	35,917	4,707	—	NA3
LTC Properties Inc.	106,910	6,007	30,343	(2,197)	3,699	1,857	152	NA3
Macerich Co.	511,617	25,431	177,122	(26,570)	(21,667)	4,337	6,256	NA3
Mack—Cali
Realty Corp.	112,923	6,190	26,379	(16,515)	12,027	1,212	61	NA3
Medical Properties
Trust Inc.	313,870	18,641	92,454	(4,442)	30,188	7,758	467	263,741
MGM Growth
Properties LLC
Class A	127,934	7,562	36,151	193	7,838	3,026	—	NA3
Mid—America
Apartment
Communities Inc.	713,570	40,277	204,233	18,422	4,812	10,662	773	NA3
Monmouth Real
Estate Investment
Corp.	75,450	4,164	15,000	2,048	(4,541)	726	24	NA3
National Health
Investors Inc.	190,628	11,146	54,026	2,241	5,949	3,211	1,026	155,646

28

Real Estate Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
National Retail
Properties Inc.	390,140	23,478	106,899	(2,131)	40,303	6,569	96	NA3
National Storage
Affiliates Trust	82,472	13,056	23,352	1,654	7,226	1,474	—	NA3
New Senior
Investment Group
Inc.	41,482	2,372	12,594	(10,968)	11,017	—	53	NA3
New York REIT Inc.	22,353	1,242	7,009	8,658	(10,216)	4,511	—	NA3
NexPoint
Residential Trust Inc.	31,311	1,855	9,334	415	2,603	289	76	NA3
NorthStar Realty
Europe Corp.	41,298	2,569	15,183	2,132	3,816	275	—	NA3
Omega Healthcare
Investors Inc.	351,475	21,521	106,618	(17,652)	50,506	9,151	205	NA3
Paramount Group
Inc.	200,818	11,739	47,428	(7,908)	12,217	687	68	NA3
Park Hotels &
Resorts Inc	NA [2]	35,883	51,849	684	22,408	13,071	—	NA3
Pebblebrook
Hotel Trust	177,289	9,759	50,017	5,035	(8,975)	2,851	—	NA3
Pennsylvania REIT	51,388	2,832	14,044	(12,101)	10,926	—	—	NA3
Physicians Realty
Trust	190,800	10,398	52,342	(11,756)	6,101	2,083	—	NA3
Piedmont Office
Realty Trust Inc.
Class A	187,225	10,127	62,454	(3,134)	2,254	1,993	1,367	133,801
Realogy Holdings
Corp.	NA2	165,751	5,648	173	(22,362)	514	—	142,868
Preferred
Apartment
Communities Inc.	35,483	19,390	20,482	(7,887)	6,774	499	—	NA3
Prologis Inc.	2,281,569	128,349	658,268	130,293	(134,970)	14,262	14,590	NA3
Public Storage	2,019,383	123,758	626,275	11,238	175,743	35,604	9	NA3
QTS Realty Trust
Inc. Class A	159,765	7,356	33,608	(5,965)	(19,102)	1,796	—	NA3
Quality Care
Properties Inc.	83,525	6,457	131,173	33,609	7,582	—	—	—
Ramco—Gershenson
Properties Trust	69,142	3,772	19,174	(7,897)	6,334	1,687	142	NA3
Realty Income Corp. 961,952		55,508	254,472	(17,094)	50,481	15,707	105	NA3

29

Real Estate Index Fund

		Current Period Transactions
January 31,			Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Regency Centers
Corp.	634,791	34,739	236,345	(24,320)	18,438	7,228	773	NA3
Retail Opportunity
Investments Corp.	123,236	7,582	36,114	(138)	2,062	1,748	—	NA3
Retail Properties
of America Inc.	183,468	10,469	61,335	(13,542)	19,344	3,298	59	NA3
Rexford Industrial
Realty Inc.	139,212	9,438	31,825	4,270	(929)	1,278	28	NA3
RLJ Lodging Trust	266,228	14,290	73,176	(9,603)	420	5,745	—	NA3
Ryman Hospitality
Properties Inc.	232,432	13,876	69,733	18,260	1,510	4,209	76	NA3
Sabra Health Care
REIT Inc.	209,688	13,145	62,649	(24,199)	60,730	5,397	33	192,741
SBA
Communications
Corp. Class A	NA2	970,760	32,343	1,133	(35,038)	—	—	920,117
Senior Housing
Properties Trust	271,328	15,283	76,466	(17,873)	23,022	6,607	357	212,382
Seritage Growth
Properties Class A	68,238	13,965	14,274	(377)	668	768	—	NA3
Simon Property
Group Inc.	3,346,756	193,660	898,950	(43,791)	221,453	70,528	1,433	2,819,128
SL Green Realty
Corp.	655,463	35,854	230,290	(24,579)	29,555	3,572	4,927	466,003
Spirit MTA REIT	NA2	27,034	6,111	206	1,352	—	—	22,480
Spirit Realty
Capital Inc.	246,845	13,922	76,167	(24,188)	35,890	20,876	1,455	187,956
STAG Industrial
Inc.	153,983	9,086	38,917	888	9,005	2,394	—	NA3
STORE Capital
Corp.	276,198	16,882	79,564	312	26,561	5,338	397	NA3
Summit Hotel
Properties Inc.	106,473	5,631	29,167	843	(10,017)	2,228	—	NA3
Sun Communities
Inc.	462,846	28,140	138,901	32,064	6,068	2,140	1,021	NA3
Sunstone Hotel
Investors Inc.	250,335	13,710	70,395	4,236	(14,392)	874	360	NA3
Tanger Factory
Outlet Centers Inc.	157,570	8,243	42,479	(18,987)	8,356	3,332	31	112,541
Taubman Centers
Inc.	246,647	13,459	67,983	(13,579)	10,517	3,712	716	NA3

30

Real Estate Index Fund

		Current Period Transactions
	January 31,		Proceeds	Realized				July 31,
	2018		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Terreno Realty
Corp.	122,901	7,356	31,221	4,375	(681)	942	108	NA3
Tier REIT Inc.	61,273	3,791	19,003	3,506	7,625	647	—	NA3
UDR Inc.	644,129	36,521	185,452	12,370	8,928	6,279	3,171	516,496
UMH Properties
Inc.	26,624	14,875	17,647	(4,344)	5,528	463	—	NA3
Universal Health
Realty Income Trust	56,751	3,073	15,251	2,123	(2,771)	745	141	NA3
Urban Edge
Properties	175,346	9,500	48,319	(4,885)	(2,684)	2,439	385	NA3
Vanguard Market
Liquidity Fund	164,286	NA [4]	NA [4]	54	(11)	533	—	385,932
Vanguard
Real Estate II
Index Fund	6,126,412	113,149	—	—	200,873	98,792	13,020	6,439,097
Ventas Inc.	1,313,443	72,451	366,175	(55,419)	38,441	24,336	6,497	NA3
VEREIT Inc.	462,377	26,457	134,929	(78,150)	96,280	12,626	1,477	371,459
Vornado Realty
Trust	805,092	45,397	229,473	(24,534)	18,019	3,687	2,341	NA3
Washington
Prime Group Inc.	80,600	5,007	24,978	(32,221)	46,809	3,657	1,019	NA3
Washington REIT	145,371	8,403	40,014	(2,419)	8,919	1,951	207	NA3
Weingarten
Realty Investors	237,807	13,454	67,813	(14,926)	16,276	3,596	1,842	NA3
Welltower Inc.	1,457,867	80,823	402,594	(94,924)	117,121	23,793	14,136	NA3
Whitestone REIT	33,393	1,730	11,207	(927)	238	518	77	NA3
Winthrop
Realty Trust	12,674	—	—	—	(185)	946	—	2,742
WP Carey Inc.	456,443	26,153	131,891	(3,629)	5,328	10,307	217	351,009
Xenia Hotels &
Resorts Inc.	156,245	9,118	45,699	266	10,574	3,173	—	NA3
	57,342,038	4,392,380	14,796,158	(808,618)	2,069,036	858,864	145,857	16,635,991

1 Does not include adjustments related to return of capital.
2 Not applicable—at January 31, 2018, the issuer was not an affiliated company of the fund.
3 Not applicable—at July 31, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

H. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

31

Real Estate II Index Fund

Fund Profile
As of July 31, 2018

Portfolio Characteristics
			DJ
		MSCI US IM	U.S. Total
		Real Estate	Market
	Fund	25/50 Index	FA Index
Number of Stocks	184	185	3,766
Median Market Cap $13.2B		$13.2B	$67.3B
Price/Earnings Ratio	36.7x	36.0x	20.5x
Price/Book Ratio	2.4x	2.4x	3.1x
Return on Equity	6.1%	6.1%	15.0%
Earnings Growth Rate	13.5%	13.6%	8.5%
Dividend Yield	3.8%	3.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Ticker Symbol	VRTPX	—	—
Expense Ratio[1]	0.08%	—	—
Short-Term Reserves	0.1%	—	—

Dividend Yield: This yield may include some payments that
represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US IM
		Real Estate
	Fund	25/50 Index
Diversified REITs	4.6%	4.6%
Diversified Real Estate
Activites	0.2	0.2
Health Care REITs	8.7	8.7
Hotel & Resort REITs	5.8	5.8
Industrial REITs	6.6	6.6
Office REITs	10.5	10.5
Real Estate Development	0.5	0.5
Real Estate Operating
Companies	0.3	0.3
Real Estate Services	2.9	2.9
Residential REITs	13.1	13.1
Retail REITs	15.6	15.6
Specialized REITs	31.2	31.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
American Tower Corp.	Specialized REITs	6.0%
Simon Property Group
Inc.	Retail REITs	5.2
Crown Castle
International Corp.	Specialized REITs	4.1
Prologis Inc.	Industrial REITs	3.2
Equinix Inc.	Specialized REITs	3.2
Public Storage	Specialized REITs	3.1
Weyerhaeuser Co.	Specialized REITs	2.4
Digital Realty Trust Inc.	Specialized REITs	2.3
AvalonBay Communities
Inc.	Residential REITs	2.2
Equity Residential	Residential REITs	2.2
Top Ten		33.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 24, 2018, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratio was 0.08%.

Real Estate II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): September 26, 2017, Through July 31, 2018

For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Vanguard Real Estate II Index Fund	9/26/2017	1.37%

See Financial Highlights for dividend and capital gains information.

Real Estate II Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment
Trusts (REITs) (96.1%)
Diversified REITs (4.6%)
VEREIT Inc.	5,767,341	44,005
WP Carey Inc.	635,711	41,563
Liberty Property Trust	874,754	37,492
Forest City Realty Trust
Inc. Class A	1,342,809	33,530
STORE Capital Corp.	1,036,831	28,461
Colony Capital Inc.	2,881,687	17,751
PS Business Parks Inc.	121,705	15,550
Washington REIT	465,384	14,190
Empire State Realty
Trust Inc.	814,634	13,580
Lexington Realty Trust	1,284,909	11,294
Alexander & Baldwin
Inc.	403,779	9,670
Global Net Lease Inc.	397,655	8,414
American Assets Trust
Inc.	195,825	7,526
* iStar Inc.	403,670	4,388
Armada Hoffler
Properties Inc.	267,891	4,045
Gladstone Commercial
Corp.	167,757	3,328
One Liberty Properties
Inc.	84,560	2,280
		297,067
Health Care REITs (8.7%)
Welltower Inc.	2,190,777	137,143
Ventas Inc.	2,107,189	118,803
HCP Inc.	2,778,342	71,959
^ Omega Healthcare
Investors Inc.	1,175,677	34,906
Healthcare Trust of
America Inc. Class A	1,214,193	33,172
Medical Properties
Trust Inc.	2,167,060	31,227

Senior Housing
Properties Trust	1,409,682	25,149
Sabra Health Care
REIT Inc.	1,056,276	22,826
Healthcare Realty
Trust Inc.	741,619	22,034
National Health
Investors Inc.	246,342	18,436
Physicians Realty Trust	1,058,617	16,684
LTC Properties Inc.	234,608	9,893
CareTrust REIT Inc.	450,390	7,616
Universal Health Realty
Income Trust	77,083	5,189
New Senior Investment
Group Inc.	485,193	3,435
MedEquities Realty
Trust Inc.	168,506	1,887
		560,359
Hotel & Resort REITs (5.8%)
Host Hotels & Resorts
Inc.	4,344,359	90,971
Park Hotels & Resorts
Inc.	1,189,591	37,211
Hospitality Properties
Trust	974,889	27,560
RLJ Lodging Trust	1,035,954	23,402
Apple Hospitality REIT
Inc.	1,297,353	23,339
Ryman Hospitality
Properties Inc.	273,498	23,250
LaSalle Hotel Properties	670,438	23,244
Sunstone Hotel
Investors Inc.	1,335,779	21,733
Pebblebrook Hotel Trust	408,873	15,762
Xenia Hotels & Resorts
Inc.	633,524	15,452
DiamondRock
Hospitality Co.	1,188,645	14,169

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
	MGM Growth
	Properties LLC Class A	419,081	12,698
	Chesapeake Lodging
	Trust	358,365	11,475
	Summit Hotel
	Properties Inc.	617,548	8,738
*	CorePoint Lodging Inc.	244,167	6,168
	Chatham Lodging Trust	271,605	5,850
	Hersha Hospitality Trust
	Class A	224,270	4,842
	Ashford Hospitality
	Trust Inc.	546,616	4,318
	Braemar Hotels &
	Resorts Inc.	171,483	1,960
			372,142
Industrial REITs (6.6%)
	Prologis Inc.	3,154,187	206,978
	Duke Realty Corp.	2,114,859	61,585
	DCT Industrial Trust Inc.	555,565	37,150
	Gramercy Property
	Trust	952,729	26,095
	First Industrial Realty
	Trust Inc.	715,239	23,281
	EastGroup Properties
	Inc.	206,138	19,649
	STAG Industrial Inc.	575,471	15,722
	Rexford Industrial
	Realty Inc.	464,644	14,237
	Terreno Realty Corp.	328,956	12,142
	Monmouth Real Estate
	Investment Corp.	437,035	7,285
			424,124
Office REITs (10.5%)
	Boston Properties Inc.	913,797	114,709
	Alexandria Real Estate
	Equities Inc.	599,493	76,399
	Vornado Realty Trust	1,012,190	72,797
	SL Green Realty Corp.	535,379	55,203
	Kilroy Realty Corp.	586,092	42,755
	Douglas Emmett Inc.	957,009	37,170
	Hudson Pacific
	Properties Inc.	930,108	31,866
	Highwoods Properties
	Inc.	614,266	30,167
	JBG SMITH Properties	664,045	24,238
*	Equity Commonwealth	742,666	23,944
	Cousins Properties Inc.	2,494,872	23,252
	Paramount Group Inc.	1,288,159	19,889
	Corporate Office
	Properties Trust	600,434	17,857
	Brandywine Realty
	Trust	1,058,023	17,447

Columbia Property
Trust Inc.	710,950	16,480
Piedmont Office Realty
Trust Inc. Class A	801,270	15,849
Mack-Cali Realty Corp.	533,057	10,379
Government Properties
Income Trust	585,963	8,830
Select Income REIT	397,848	8,295
Tier REIT Inc.	283,261	6,733
Easterly Government
Properties Inc.	341,791	6,477
Franklin Street
Properties Corp.	633,266	5,579
NorthStar Realty
Europe Corp.	294,332	4,029
City Office REIT Inc.	199,982	2,550
New York REIT Inc.	97,077	1,787
		674,681
Residential REITs (13.1%)
AvalonBay
Communities Inc.	817,287	144,537
Equity Residential	2,178,608	142,546
Essex Property Trust
Inc.	390,673	93,937
Mid-America Apartment
Communities Inc.	673,426	67,868
UDR Inc.	1,589,884	61,179
Camden Property Trust	549,261	50,856
Sun Communities Inc.	473,106	45,872
Equity LifeStyle
Properties Inc.	500,281	45,521
Invitation Homes Inc.	1,843,848	42,611
Apartment Investment
& Management Co.	932,966	39,791
American Homes 4
Rent Class A	1,516,599	33,578
American Campus
Communities Inc.	807,801	33,322
Education Realty Trust
Inc.	448,811	18,563
Independence Realty
Trust Inc.	502,688	5,102
Preferred Apartment
Communities Inc.
Class A	231,214	3,912
Investors Real Estate
Trust	709,180	3,886
NexPoint Residential
Trust Inc.	105,591	3,162
UMH Properties Inc.	191,970	2,964
Front Yard Residential
Corp.	297,321	2,872
		842,079

Real Estate II Index Fund

			Market
			Value•
		Shares	($000)
Retail REITs (15.6%)
	Simon Property Group
	Inc.	1,895,544	334,014
	Realty Income Corp.	1,682,141	93,813
	GGP Inc.	3,964,592	84,525
*	Regency Centers Corp.	910,204	57,916
	Federal Realty
	Investment Trust	433,448	54,398
	Kimco Realty Corp.	2,518,228	42,029
	National Retail
	Properties Inc.	912,471	40,705
	Macerich Co.	625,226	36,926
	Brixmor Property
	Group Inc.	1,798,801	31,821
	Taubman Centers Inc.	360,764	22,385
	Spirit Realty Capital Inc.	2,659,835	22,263
	Weingarten Realty
	Investors	723,991	21,879
	Retail Properties of
	America Inc.	1,299,033	16,303
	Urban Edge Properties	673,443	15,274
	Acadia Realty Trust	495,511	13,418
^	Tanger Factory Outlet
	Centers Inc.	559,092	13,334
	DDR Corp.	927,047	12,701
	Retail Opportunity
	Investments Corp.	665,224	12,579
	Agree Realty Corp.	183,450	9,767
	Washington Prime
	Group Inc.	1,099,273	8,827
	Kite Realty Group Trust	494,003	8,334
^	Seritage Growth
	Properties Class A	191,011	8,082
	Ramco-Gershenson
	Properties Trust	468,888	6,166
	Getty Realty Corp.	198,945	5,700
^	CBL & Associates
	Properties Inc.	1,012,066	5,516
	Alexander’s Inc.	13,658	5,060
	Pennsylvania REIT	415,738	4,415
	Saul Centers Inc.	78,003	4,156
	Urstadt Biddle Properties
	Inc. Class A	176,594	3,931
*	Retail Value Inc.	92,974	3,072
	Whitestone REIT	205,313	2,669
*	Spirit MTA REIT	266,308	2,660
	Cedar Realty Trust Inc.	543,436	2,587
			1,007,225
Specialized REITs (31.2%)
	American Tower Corp.	2,607,796	386,580
	Crown Castle
	International Corp.	2,406,954	266,763
	Equinix Inc.	468,653	205,870
	Public Storage	926,778	201,880

	Weyerhaeuser Co.	4,473,953	152,920
	Digital Realty Trust Inc.	1,215,497	147,586
*	SBA Communications
	Corp. Class A	688,922	109,022
	Extra Space Storage Inc.	746,146	70,115
	Iron Mountain Inc.	1,603,919	56,314
	Gaming and Leisure
	Properties Inc.	1,199,899	43,580
	CyrusOne Inc.	568,741	35,216
	Lamar Advertising Co.
	Class A	448,206	33,001
	CubeSmart	1,080,013	32,789
	VICI Properties Inc.	1,507,307	30,674
	EPR Properties	436,770	29,041
	Rayonier Inc.	765,028	26,784
	Life Storage Inc.	275,786	26,464
	CoreSite Realty Corp.	202,805	22,734
	GEO Group Inc.	734,498	19,009
	CoreCivic Inc.	699,653	17,939
	Uniti Group Inc.	986,731	17,445
	Outfront Media Inc.	817,204	17,365
	PotlatchDeltic Corp.	351,603	16,437
	QTS Realty Trust Inc.
	Class A	299,201	12,791
	National Storage
	Affiliates Trust	332,663	9,591
	Four Corners Property
	Trust Inc.	362,718	9,032
	InfraREIT Inc.	258,835	5,423
	CatchMark Timber
	Trust Inc. Class A	285,890	3,551
^	Farmland Partners Inc.	180,120	1,214
			2,007,130
Total Equity Real Estate Investment
Trusts (REITs) (Cost $6,095,703)			6,184,807
Real Estate Management & Development (3.9%)
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	236,430	4,173
*	Five Point Holdings
	LLC Class A	331,081	3,705
	RMR Group Inc.
	Class A	35,964	3,122
*	Tejon Ranch Co.	130,577	3,055
			14,055
Real Estate Development (0.5%)
*	Howard Hughes Corp.	243,733	33,038
*	Forestar Group Inc.	61,448	1,395
			34,433
Real Estate Operating Companies (0.3%)
	Kennedy-Wilson
	Holdings Inc.	803,636	16,796
*	FRP Holdings Inc.	41,352	2,688
			19,484

Real Estate II Index Fund

		Market
		Value•
	Shares	($000)
Real Estate Services (2.9%)
* CBRE Group Inc.
Class A	1,909,082	95,072
Jones Lang LaSalle Inc.	268,886	45,982
^ Realogy Holdings Corp.	773,928	16,926
HFF Inc. Class A	216,683	9,753
*,^ Redfin Corp.	265,807	6,512
RE/MAX Holdings Inc.
Class A	104,554	5,312
* Marcus & Millichap Inc.	113,209	4,552
*,^ Altisource Portfolio
Solutions SA	67,855	2,260
		186,369
Total Real Estate Management &
Development (Cost $246,668)		254,341
Total Common Stocks
(Cost $6,342,371)		6,439,148
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market
Liquidity Fund, 2.145%	160,564	16,056
Total Temporary Cash Investments
(Cost $16,056)		16,056
Total Investments (100.3%)
(Cost $6,358,427)		6,455,204

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		340
Receivables for Accrued Income		3,887
Other Assets		882
Total Other Assets		5,109
Payables for Investment Securities
Purchased		(14,247)
Collateral for Securities on Loan		(6,703)
Payables to Vanguard		(266)
Total Liabilities		(21,216)
Net Assets (100%)
Applicable to 325,763,666 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		6,439,097
Net Asset Value Per Share		$19.77

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,449,020
Undistributed Net Investment Income	2,937
Accumulated Net Realized Losses	(109,637)
Unrealized Appreciation (Depreciation)	96,777
Net Assets	6,439,097

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $6,482,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $6,703,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Statement of Operations

Six Months Ended
July 31, 2018
($000)
Investment Income
Income
Dividends	104,099
Interest[1]	1
Securities Lending—Net	56
Total Income	104,156
Expenses
The Vanguard Group—Note B
Investment Advisory Services	647
Management and Administrative	1,498
Marketing and Distribution	35
Custodian Fees	126
Auditing Fees	3
Shareholders’ Reports	47
Trustees’ Fees and Expenses	18
Total Expenses	2,374
Net Investment Income	101,782
Realized Net Gain (Loss)
Capital Gain Distributions Received	14,967
Investment Securities Sold[1]	(124,653)
Futures Contracts	49
Realized Net Gain (Loss)	(109,637)
Change in Unrealized Appreciation (Depreciation)
of Investment Securities[1]	320,539
Net Increase (Decrease) in Net Assets Resulting from Operations	312,684

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Statement of Changes in Net Assets

	Six Months	Sept. 26,
	Ended	20171 to
	July 31,	Jan. 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,782	85,094
Realized Net Gain (Loss)	(109,637)	9,589
Change in Unrealized Appreciation (Depreciation)	320,539	(223,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	312,684	(129,079)
Distributions
Net Investment Income	(113,149)	(70,790)
Realized Capital Gain	—	(9,589)
Return of Capital	—	(2,954)
Total Distributions	(113,149)	(83,333)
Capital Share Transactions
Issued	—	6,255,491
Issued in Lieu of Cash Distributions	113,150	83,333
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	113,150	6,338,824
Total Increase (Decrease)	312,685	6,126,412
Net Assets
Beginning of Period	6,126,412	—
End of Period[2]	6,439,097	6,126,412
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,937,000 and $14,304,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Financial Highlights

	Six Months	Sept. 26,
	Ended	2017[1] to
	July 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2018
Net Asset Value, Beginning of Period	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.316	.268
Net Realized and Unrealized Gain (Loss) on Investments	.636	(.834)
Total from Investment Operations	.952	(.566)
Distributions
Dividends from Net Investment Income	(.352)	(.225)
Distributions from Realized Capital Gains	—	(.030)
Return of Capital	—	(.009)
Total Distributions	(.352)	(.264)
Net Asset Value, End of Period	$19.77	$19.17

Total Return	5.13%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,439	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.41%	3.84%[3]
Portfolio Turnover Rate	20%	1%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Real Estate II Index Fund

Notes to Financial Statements

Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund, and at July 31, 2018, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counter-party instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at July 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended January 31, 2018, and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Real Estate II Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security typically reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Real Estate II Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $340,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Statement of Net Assets.

At July 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2018, the cost of investment securities for tax purposes was $6,358,427,000. Net unrealized appreciation of investment securities for tax purposes was $96,777,000, consisting of unrealized gains of $327,890,000 on securities that had risen in value since their purchase and $231,113,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2018, the fund purchased $1,327,181,000 of investment securities and sold $1,196,108,000 of investment securities, other than temporary cash investments.

Real Estate II Index Fund

F. Capital shares issued and redeemed were:

	Six Months Ended	September 26, 20171 to
	July 31, 2018	January 31, 2018
	Shares	Shares
	(000)	(000)
Issued	—	315,418
Issued in Lieu of Cash Distributions	6,199	4,147
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	6,199	319,565
1 Inception.

G. Management has determined that no events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,050.77	$1.32
ETF Shares	1,000.00	1,051.28	0.61
Admiral Shares	1,000.00	1,051.40	0.61
Institutional Shares	1,000.00	1,051.36	0.51
Real Estate II Index Fund	$1,000.00	$1,051.30	$0.41
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.51	$1.30
ETF Shares	1,000.00	1,024.20	0.60
Admiral Shares	1,000.00	1,024.20	0.60
Institutional Shares	1,000.00	1,024.30	0.50
Real Estate II Index Fund	$1,000.00	$1,024.40	$0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for
Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Real Estate Index Fund (formerly Vanguard REIT Index Fund) and the board of trustees of Vanguard Real Estate II Index Fund (formerly Vanguard REIT II Index Fund) have renewed their respective fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. Each board determined that continuing the respective fund’s internalized management structure was in the best interests of the fund and its shareholders.

Each board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

Each board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, each board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees of each board were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether either board approved its respective fund’s arrangement. Rather, it was the totality of the circumstances that drove each board’s decision.

Nature, extent, and quality of services

The board of the Real Estate Index Fund reviewed the quality of that fund’s investment management services over both the short and long term, while the board of the Real Estate II Index Fund reviewed the quality of that fund’s investment management services since its inception in 2017. Each board took into account the organizational depth and stability of the advisor and considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Each board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement with its respective fund.

Investment performance

The board of the Real Estate Index Fund considered the short- and long-term performance of that fund, including any periods of outperformance or underperformance compared with its target index and peer group, while the board of the Real Estate II Index Fund considered the performance of that fund compared with its target index and peer group since inception. Each board concluded that the performance of its respective fund was such that its advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board of the Real Estate Index Fund concluded that that fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. The board of the Real Estate II Index Fund concluded that, while that fund had not yet been in existence for a full fiscal year, the fund’s estimated expense ratio was well below the average expense ratio charged by funds in its peer group. Information about each fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

Neither board conducts a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

Each board concluded that its respective fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

Each board will consider whether to renew its respective fund’s advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Real Estate Spliced Index: 98% MSCI US REIT Index/2% Money Market Funds Average through 4/30/2009; 100% MSCI US REIT Index through 2/1/2018; 100% MSCI US IM Real Estate 25/50 Transition Index through 7/24/2018; 100% MSCI US IM Real Estate 25/50 Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.
Institutional Investor Services > 800-523-1036
The funds or securities referred to herein are not
Text Telephone for People	sponsored, endorsed, or promoted by MSCI, and
Who Are Deaf or Hard of Hearing > 800-749-7273	MSCI bears no liability with respect to any such funds
This material may be used in conjunction	or securities. The prospectus or the Statement of
Additional Information contains a more detailed
with the offering of shares of any Vanguard	description of the limited relationship MSCI has with
fund only if preceded or accompanied by	Vanguard and any related funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092018

Semiannual Report | July 31, 2018

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended July 31, 2018, Vanguard Precious Metals and Mining Fund returned –9.99%. The benchmark S&P Global Custom Metals and Mining Index returned –9.68% and the average return of peer funds was –10.68%.

• The fund’s underweight to diversified metals and mining stocks, combined with poor stock selection, detracted most from relative performance. The fund’s precious metals and minerals stocks and silver mining stocks also suffered. The fund benefited from its copper mining holdings.

• Please note that on July 27, 2018, Vanguard announced that Wellington Management Company llp had replaced M&G Investment Management Limited as advisor. As a result, the fund’s expense ratio is expected to increase slightly from 0.36% to 0.37%.

• Other changes, which will be implemented in late September, include broadening the fund’s mandate to a more diversified, global equity strategy, changing its primary benchmark to a new custom benchmark that is appropriate for the new mandate, and changing its name to Vanguard Global Capital Cycles Fund.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Precious Metals and Mining Fund	-9.99%
S&P Global Custom Metals and Mining Index	-9.68
Precious Metals Equity Funds Average	-10.68
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.37%	1.38%

The fund expense ratio shown is from the prospectus dated July 30, 2018, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratio was 0.31%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2017.

Peer group: Precious Metals Equity Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
	Total Returns
	Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

3

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –9.99% for the six months ended July 31, 2018. It slightly trailed its customized benchmark index, which returned –9.68%, but surpassed the –10.68% average return of its peer group of precious metals-oriented funds.

Market environment

The six-month period was mixed for stock markets. Investors were encouraged by continued expansion of the global economy, but sentiment was affected at times by concerns about rising U.S. interest rates and a potential trade war between the United States and China. Tensions between the United States and North Korea were initially a cause for concern, although events took a surprising turn in June [The Trump-Kim Jong Un summit was on June 12, nine days before summer began], when the leaders of the two countries met.

In politics, after lengthy negotiations, German mainstream parties agreed to form a coalition government. In Italy, populist parties formed a coalition government after nearly three months of deadlock, and uncertainties remain.

Diversified metals and mining stocks sold off during the period over concerns about the possibility of a global trade war, although they outperformed the spliced benchmark. Sentiment toward these stocks has also been dampened by weaker economic growth in China, as commodities such as copper came under pressure because of softer industrial and export demand. Silver outperformed the benchmark, while precious metals and gold underperformed for the period.

The fund’s performance

The fund’s underweight allocation to diversified metals and miners relative to the benchmark hurt performance over the six months. However, stock selection in copper and gold miners added value.

Performance was led by Canadian copper miner Nevsun Resources. Nevsun has been a significant detractor in the past but the stock gained after the firm received a takeover offer from Lundin Mining.

Canadian gold miner Pretium Resources was a contributor after its Brucejack mine achieved steady state production during the second quarter.

Alacer Gold added value on the discovery of additional oxide at its Çöpler deposit in Turkey. The U.S. firm’s execution of its sulfide expansion project was well-received by investors. The company also benefited from the depreciation of the Turkish lira.

Canadian gold miner Dalradian Resources, which has received an all-cash acquisition offer from Orion Mine Finance, also was featured among contributors and we trimmed the position. Other contributors included Australian firm OceanaGold and Canada’s Fortuna Silver Mines.

4

Detractors included Canada’s Osisko Mining. Shares were hurt by broker downgrades after the firm’s initial mineral resource estimate for its Windfall gold deposit disappointed.

Shares in Trevali Mining, a Canadian zinc-focused base metals miner, came under pressure because of weaker zinc prices.

A holding in Randgold Resources also detracted. Shares in the Jersey, Channel Islands-listed company were weak at the beginning of the period after the Democratic Republic of Congo’s government announced a new mining code. This would raise taxes and lead to other changes that could be detrimental to Randgold’s operations in that country.

Gold miners were generally out of favor in the six-month period, and Canadian firms, B2Gold, Premier Gold Mines, and Kinross Gold held back returns.

Portfolio activity

We have continued to exploit the sell-off in diversified metals and mining stocks to rotate the portfolio’s exposure toward its diversified benchmark. We added to our position in Glencore, which is trading at a significant discount to the large-capitalization metals and mining peer group. We started positions in copper miner First Quantum Minerals and diversified miner Teck Resources, both of Canada.

We reduced our allocation to Saracen Mineral Holdings on valuation concerns. The Australian firm was among the leading contributors to performance over the first half of the year.

We reduced our exposure to Mexico-based assets because of concerns about the outlook for the nation’s presidency as well as uncertainty around business stability and taxation within the country. For example, we closed the positions in copper miner Grupo Mexico and Industrias Peñoles, a smelting and refining company.

We also trimmed our position in Independence Group, an Australian gold, nickel, cobalt, and zinc producer, over stronger nickel prices.

Finally, we reduced our exposure to Alacer Gold in order to take advantage of recent gains.

Portfolio positioning and outlook

The health of the global economy remains encouraging, with most major markets expanding. Many countries are normalizing monetary policy after implementing stimulus measures following the financial crisis. However, the continuing trade war between the U.S. and China, and the possible implications for global trade and economic activity, remain significant concerns for investors. Other risks involve China’s efforts to tackle shadow banking and reduce liquidity, higher interest rates in the U.S., and the prospect of tapering quantitative easing in Europe toward the end of this year.

5

In this environment, we have continued to add exposure to diversified miners when the opportunity arises. In our view, a backdrop of relative uncertainty may encourage diversified miners to focus expenditure on maintenance projects, with an emphasis on returning excess cash to investors via dividends and share buybacks.

Jamie J. Horvat
Portfolio Manager

M&G Investment Management Limited

6

Precious Metals and Mining Fund

Fund Profile
As of July 31, 2018

Portfolio Characteristics
		S&P
		Global
		Custom	DJ
		Metals and	U.S. Total
		Mining	Market
	Fund	Index	FA Index
Number of Stocks	72	215	3,766
Median Market Cap	$3.7B	$12.3B	$67.3B
Price/Earnings Ratio	15.7x	16.7x	20.5x
Price/Book Ratio	1.5x	1.5x	3.1x
Return on Equity	1.5%	2.0%	15.0%
Earnings Growth Rate	-0.3%	-1.4%	8.5%
Dividend Yield	1.3%	2.3%	1.7%
Foreign Holdings	89.6%	87.9%	0.00%
Turnover Rate
(Annualized)	42%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.37%	—	—
Short-Term Reserves	0.0%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Agricultural Products	2.0%	0.0%
Aluminum	1.2	3.4
Copper	7.5	5.4
Diversified Metals & Mining	15.4	40.4
Gold	61.5	42.0
Precious Metals & Minerals	5.9	4.0
Silver	6.5	4.8

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.90	0.02
Beta	1.03	0.40
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Newmont Mining Corp.	Gold	5.4%
Agnico Eagle Mines Ltd. Gold		5.3
B2Gold Corp.	Gold	4.4
Franco-Nevada Corp.	Gold	4.3
Randgold Resources
Ltd.	Gold	4.0
Glencore plc	Diversified Metals &
	Mining	3.7
Rio Tinto	Diversified Metals &
	Mining	3.7
Endeavour Mining Corp.	Gold	3.6
Barrick Gold Corp.	Gold	3.6
Kinross Gold Corp.	Gold	3.2
Top Ten		41.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated July 30, 2018, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratio was 0.31%.

7

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-3.85%	-0.42%	-9.14%

See Financial Highlights for dividend and capital gains information.

8

Precious Metals and Mining Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)
Agricultural Products (2.0%)
	Bunge Ltd.	638,034	44,107

Aluminum (1.2%)
	Norsk Hydro ASA	4,640,429	26,469

Copper (7.5%)
1, ^ Nevsun Resources Ltd.		17,750,259	65,906
^	Lundin Mining Corp.	6,248,416	34,584
*	KAZ Minerals plc	2,637,849	29,215
	Southern Copper Corp.	481,234	23,753
	First Quantum Minerals
	Ltd.	795,431	12,407
			165,865
Diversified Metals & Mining (15.4%)
	Glencore plc	18,691,680	81,972
	Rio Tinto plc	1,471,571	80,791
	BHP Billiton plc	2,021,692	46,527
	Teck Resources Ltd.
	Class B	882,880	22,981
	Compass Minerals
	International Inc.	336,653	22,842
*	Trevali Mining Corp.	34,065,437	20,950
	Independence Group
	NL	5,313,302	17,782
	Metals X Ltd.	28,513,568	15,067
*,1	Base Resources Ltd.	69,515,366	14,477
*,1	Neo Lithium Corp.	6,935,301	6,558
^,*	Orla Mining Ltd.	6,099,300	6,189
*,1	Osisko Metals Inc.	6,575,000	2,881
*	Aguia Resources Ltd.	5,031,752	693
			339,710
Gold (61.3%)
	Newmont Mining Corp.	3,240,844	118,874
	Franco-Nevada Corp.	1,310,451	95,991
*	B2Gold Corp.	37,122,736	92,065

	Randgold Resources
	Ltd. ADR	1,202,014	88,769
	Agnico Eagle Mines
	Ltd.	1,962,282	82,180
*	Endeavour Mining
	Corp.	4,371,279	79,976
	Barrick Gold Corp.	7,080,739	79,234
*	Kinross Gold Corp.	19,703,262	70,932
*	IAMGOLD Corp.	11,869,032	65,237
*,1	SEMAFO Inc.	20,803,148	61,089
	Royal Gold Inc.	690,095	58,389
	OceanaGold Corp.	18,446,065	56,720
^,*	Pretium Resources Inc.	5,908,608	48,451
	Polymetal International
	plc	5,290,203	46,141
	Northern Star
	Resources Ltd.	6,465,904	34,592
*,1	Guyana Goldfields Inc.	11,101,120	34,135
	Agnico Eagle Mines
	Ltd.	814,545	34,126
*	Alacer Gold Corp.	12,576,829	27,264
	Evolution Mining Ltd.	11,847,679	24,569
*,1	Roxgold Inc.	29,570,296	23,868
*,1	Premier Gold Mines
	Ltd.	12,367,154	23,387
^,*	Dacian Gold Ltd.	9,815,327	21,433
*	Tahoe Resources Inc.	4,327,033	19,515
	Alamos Gold Inc.	2,672,431	14,511
*	Tahoe Resources Inc.	2,689,463	12,074
*	Gold Road Resources
	Ltd.	23,798,449	11,935
*	Saracen Mineral
	Holdings Ltd.	7,438,203	10,364
^,*	Barkerville Gold
	Mines Ltd.	16,770,771	5,608
*,1	Nighthawk Gold Corp.	17,775,860	5,603
*	B2Gold Corp.	1,860,800	4,635
*,1	Troilus Gold Corp.	2,789,980	2,681

9

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
*	Atlantic Gold Corp.	849,110	1,116
*	Osisko Gold
	Royalties Warrants
	Expire 02/26/2019	231,787	52
			1,355,516
Other (0.0%)
*,2	Americas Silver Corp.
	Warrants Expire
	06/09/2021	7,108,333	—
*,2	Nighthawk Gold Corp.
	Warrants Expire
	09/03/2018	5,729,647	—
*	Osisko Mining Inc.
	Warrants Expire
	08/25/2018	4,500,000	—
*	Osisko Metals Inc.
	Warrants Expire
	07/18/2019	3,287,500	—
*	Troilus Gold Inc.
	Warrants Expire
	5/21/2020	3,048,780	—
*	Barkerville Gold Mines
	Warrants Expire
	11/18/2018	263,158	—
*	Orla Mining Ltd.
	Warrants Expire
	02/15/2021	192,500	—
			—
Precious Metals & Minerals (5.8%)
*,1	Dalradian Resources
	Inc.	42,288,129	47,137
^,*,1 Osisko Mining Inc.		17,921,750	30,998
	Fresnillo plc	1,531,044	20,853
	Lucara Diamond Corp.	9,637,111	16,595
*	Petra Diamonds Ltd.	15,895,872	9,612
*	Mountain Province
	Diamonds Inc.	1,387,206	3,359
			128,554
Silver (6.5%)
	Wheaton Precious
	Metals Corp.	2,302,277	48,245
	Hochschild Mining plc	15,070,615	34,469
*	Fortuna Silver Mines
	Inc.	5,302,797	28,943
*	MAG Silver Corp.	2,703,673	25,273
*,1	Americas Silver Corp.	2,369,444	6,266
			143,196
Total Common Stocks
(Cost $2,054,783)			2,203,417

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[3,4] Vanguard Market
Liquidity Fund, 2.145%
(Cost $15,212)	152,127	15,213
Total Investments (100.4%)
(Cost $2,069,995)		2,218,630
Other Assets and Liabilities (-0.4%)
Other Assets		45,085
Liabilities [4]		(53,872)
		(8,787)
Net Assets (100%)
Applicable to 235,042,733 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,209,843
Net Asset Value Per Share		$9.40

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,878,431
Affiliated Vanguard Fund	15,213
Affiliated Issuers	324,986
Total Investments in Securities	2,218,630
Investment in Vanguard	124
Receivables for Investment Securities
Sold	43,401
Receivables for Accrued Income	299
Receivables for Capital Shares Issued	1,261
Total Assets	2,263,715
Liabilities
Payables for Investment Securities
Purchased	91
Collateral for Securities on Loan	15,119
Payables to Investment Advisor	434
Payables for Capital Shares Redeemed	15,101
Payables to Vanguard	4,587
Other Liabilities	18,540
Total Liabilities	53,872
Net Assets	2,209,843

10

Precious Metals and Mining Fund

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,232,418
Overdistributed Net Investment Income	(90,299)
Accumulated Net Realized Losses	(2,070,219)
Unrealized Appreciation (Depreciation)
Investment Securities	137,938
Foreign Currencies	5
Net Assets	2,209,843

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,696,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
2 Restricted security represents 0.0% of net assets. See
Restricted Security table for additional information.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $15,119,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
Americas Silver Corp. Warrants Expire 06/09/2021	June 2016	0
Nighthawk Gold Corp. Warrants Expire 09/03/2018	February 2017	0

See accompanying Notes, which are an integral part of the Financial Statements.

11

Precious Metals and Mining Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Dividends Received—Unaffiliated Issuers[1]	13,614
Dividends Received—Affiliated Issuers	—
Interest Received—Unaffiliated Issuers	—
Interest Received—Affiliated Issuers	630
Securities Lending—Net	344
Total Income	14,588
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,660
Performance Adjustment	(796)
The Vanguard Group—Note C
Management and Administrative	2,453
Marketing and Distribution	188
Custodian Fees	38
Shareholders’ Reports	41
Trustees’ Fees and Expenses	3
Total Expenses	3,587
Expenses Paid Indirectly	(17)
Net Expenses	3,570
Net Investment Income	11,018
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(18,648)
Investment Securities Sold—Affiliated Issuers	(11,290)
Foreign Currencies	(103)
Realized Net Gain (Loss)	(30,041)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(226,297)
Investment Securities—Affiliated Issuers	(9,611)
Foreign Currencies	(18)
Change in Unrealized Appreciation (Depreciation)	(235,926)
Net Increase (Decrease) in Net Assets Resulting from Operations	(254,949)
1 Dividends are net of foreign withholding taxes of $416,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,018	12,092
Realized Net Gain (Loss)	(30,041)	(85,852)
Change in Unrealized Appreciation (Depreciation)	(235,926)	25,021
Net Increase (Decrease) in Net Assets Resulting from Operations	(254,949)	(48,739)
Distributions
Net Investment Income	(28,190)	(591)
Realized Capital Gain	—	—
Total Distributions	(28,190)	(591)
Capital Share Transactions
Issued	264,728	813,768
Issued in Lieu of Cash Distributions	25,618	540
Redeemed	(365,838)	(808,977)
Net Increase (Decrease) from Capital Share Transactions	(75,492)	5,331
Total Increase (Decrease)	(358,631)	(43,999)
Net Assets
Beginning of Period	2,568,474	2,612,473
End of Period[1]	2,209,843	2,568,474
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($90,299,000) and ($111,067,000).

See accompanying Notes, which are an integral part of the Financial Statements.

13

Precious Metals and Mining Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.57	$10.74	$6.22	$9.59	$10.38	$15.46
Investment Operations
Net Investment Income	. 045[1]	.049[1]	.066[1,2] .175[1,3]		.130	.243[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.099)	(.217)	4.615	(3.397)	(.920)	(5.315)
Total from Investment Operations	(1.054)	(.168)	4.681	(3.222)	(.790)	(5.072)
Distributions
Dividends from Net Investment Income	(.116)	(. 002)	(.161)	(.148)	—	(. 007)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	(.001)
Total Distributions	(.116)	(. 002)	(.161)	(.148)	—	(. 008)
Net Asset Value, End of Period	$9.40	$10.57	$10.74	$6.22	$9.59	$10.38

Total Return[4]	-9.99%	-1.56%	75.99%	-34.07%	-7.61%	-32.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,210	$2,568	$2,612	$1,465	$2,087	$2,302
Ratio of Total Expenses to
Average Net Assets[5]	0.31%	0.36%	0.43%	0.35%	0.29%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.91%	0.47%	0.65%[2]	2.22% [3]	1.33%	2.10%
Portfolio Turnover Rate	42%	35%	29%	8%	62%	34%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.012 and 0.12%, respectively, resulting from a special dividend from Lucara Diamond Corp. in September 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.00%, 0.06%, (0.02%), (0.08%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with

15

Precious Metals and Mining Fund

its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. Beginning July 2018, Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning February 1, 2020, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Custom Global Capital Cycles Index since January 31, 2019. Until July 2018, the fund was managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the S&P 500 Global Custom Metals and Mining Index for the preceding

16

Precious Metals and Mining Fund

three years. For the six months ended July 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $796,000 (0.07%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $124,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $17,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,676,456	526,961	—
Temporary Cash Investments	15,213	—	—
Total	1,691,669	526,961	—

17

Precious Metals and Mining Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended July 31, 2018, the fund realized gains on the sale of passive foreign investment companies of $16,926,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies had unrealized appreciation of $114,857,000 at July 31, 2018.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $2,012,967,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $2,195,549,000. Net unrealized appreciation of investment securities for tax purposes was $23,081,000, consisting of unrealized gains of $188,946,000 on securities that had risen in value since their purchase and $165,865,000 in unrealized losses on securities that had fallen in value since their purchase.

On December 22, 2017, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “TCJA”) was signed into law. The TCJA contains provisions that make significant changes to the Internal Revenue Code, including imposing on U.S. investors, such as mutual funds, owning 10% or more of a foreign corporation a one-time “toll tax” on their share of certain accumulated earnings and profits of that foreign corporation. In applying this provision of the TCJA, the fund has determined that it must recognize income from one of its foreign investment holdings, requiring a special distribution of income to shareholders. On August 31, 2018, the fund distributed $21,117,000 to shareholders. The income recognized by the fund is treated as ordinary income available for distribution.

G. During the six months ended July 31, 2018, the fund purchased $490,179,000 of investment securities and sold $556,575,000 of investment securities, other than temporary cash investments.

18

Precious Metals and Mining Fund

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2018	January 31, 2018
	Shares	Shares
	(000)	(000)
Issued	27,033	77,469
Issued in Lieu of Cash Distributions	2,674	52
Redeemed	(37,616)	(77,802)
Net Increase (Decrease) in Shares Outstanding	(7,909)	(281)

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Net	Change in			July 31,
	2018		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	1,875	—	430	(1,167)	415	—	—	NA1
Alacer Gold Corp.	29,025	—	7,987	(9,466)	15,692	—	—	NA1
Americas Silver Corp.	9,497	—	—	—	(3,231)	—	—	6,266
Base Resources Ltd.	15,645	—	—	—	(1,168)	—	—	14,477
Beadell Resources
Ltd.	10,085	—	4,677	(16,446)	11,038	—	—	—
Dalradian Resources
Inc.	45,996	—	3,662	1,100	3,703	—	—	47,137
Fortuna Silver
Mines Inc.	48,519	—	26,539	4,249	2,714	—	—	NA1
Guyana Goldfields
Inc.	43,018	—	263	(185)	(8,435)	—	—	34,135
Neo Lithium Corp.	12,984	—	1,006	189	(5,609)	—	—	6,558
Nevsun Resources
Ltd.	70,572	—	48,473	11,533	32,274	—	—	65,906
Nighthawk Gold
Corp.	9,683	—	—	—	(4,080)	—	—	5,603
Osisko Metals Inc.	4,170	—	—	—	(1,289)	—	—	2,881
Osisko Mining Inc.	53,681	15,584	1,000	(1,099)	(36,168)	—	—	30,998

19

Precious Metals and Mining Fund

		Current Period Transactions
	Jan. 31,		Proceeds	Net	Change in			July 31,
	2018		from	Realized	Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Premier Gold
Mines Ltd.	30,632	3,073	—	—	(10,318)	—	—	23,387
Roxgold Inc.	26,685	—	—	—	(2,817)	—	—	23,868
SEMAFO Inc.	61,564	—	—	—	(475)	—	—	61,089
Troilus Gold Corp.	4,551	—	9	(2)	(1,859)	—	—	2,681
Vanguard Market
Liquidity Fund	75,587	NA [2]	NA [2]	4	2	630	—	15,213
Total	553,769			(11,290)	(9,611)	630	—	340,199
1 Not applicable—at July 31, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. In addition to the distribution discussed in Note F, on September 26, 2018, the fund is changing its investment strategy and name. The Fund’s benchmark is changing from the S&P Global Custom Metals and Mining Index to the S&P Global BMI Metals & Mining 25% Weighted Index (USD) (Custom), and the name of the fund is changing to Vanguard Global Capital Cycles Fund.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return	$1,000.00	$900.10	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

22

Trustees Approve Advisory Arrangement

Effective July 2018, the board of trustees of Vanguard Precious Metals and Mining Fund approved a restructuring of the fund’s investment advisory arrangement whereby M&G Investment Management Limited no longer serves as advisor to the fund and Wellington Management Company LLP (Wellington Management or “advisor”) is added as advisor to the fund. The board determined that the investment advisory arrangement with Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the fund by Wellington Management and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The board noted that Wellington Management will provide the fund with deep global resources, structured processes, and stable management and investment teams. The portfolio manager has the support of a 16-person natural resources/utilities team, which is among the deepest and most experienced in the industry.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that Wellington Management, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes. The board also noted that Wellington Management’s record in its capital cycles and metals and mining-focused value product dates back to 2012. The firm’s performance has been very strong and the firm has several team members who are specialists in this type of investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio under the new investment advisory arrangement with Wellington Management will be well below the average expense ratio charged by funds in its peer group. Information about the fund’s current expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the current advisory fee rate.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

23

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

25

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273	for use by The Vanguard Group, Inc. Vanguard mutual
This material may be used in conjunction	funds are not sponsored, endorsed, sold, or promoted
by Standard & Poor’s, and Standard & Poor’s makes no
with the offering of shares of any Vanguard	representation regarding the advisability of investing in
fund only if preceded or accompanied by	the funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
nd out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092018

Semiannual Report | July 31, 2018

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	18
Glossary.	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Dividend Growth Fund returned 1.17% for the six months ended July 31, 2018. It outperformed both its benchmark, the NASDAQ US Dividend Achievers Select Index, and the average return of its large-capitalization core fund peers.

• Dividend-paying stocks lagged the broad U.S. market during the period as concerns about monetary policy and the impact of trade tariffs and rising inflation countered strong job reports and decent corporate earnings.

• The fund’s benchmark consists of the stocks of companies that have a record of increasing dividends over time.

• Five of the fund’s 11 industry sectors had positive results. The consumer discretionary and industrial sectors were the top contributors.

• The advisor’s holdings in financials detracted most from returns. Energy, health care, and utilities holdings also lost ground, though selection in energy was beneficial.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Dividend Growth Fund	1.17%
NASDAQ US Dividend Achievers Select Index	0.29
Large-Cap Core Funds Average	0.04
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.26%	1.03%

The fund expense ratio shown is from the prospectus dated May 25, 2018, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratio was 0.23%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
	Total Returns
	Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

3

Advisor’s Report

Vanguard Dividend Growth Fund returned 1.17% for the six months ended July 31, 2018, outperforming the 0.29% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

U.S. equities, as measured by the S&P 500 Index, rose a modest 0.70% over the six months. Following the sharp correction in January, stocks continued to decline and volatility soared to one of the highest levels we’ve seen in years. Investors grew increasingly concerned about the overly optimistic sentiment from rising inflation, pro-growth deregulation, tax cuts, and increased government spending. Fears of a global trade war sparked after President Trump imposed tariffs on billions of dollars’ worth of Chinese goods. Broadly, non-U.S equities struggled, returning –4.74% for the same period, as measured by the MSCI EAFE Index.

We saw a reversal in the U.S. markets by April, when a record-high percentage of companies exceeded first-quarter estimates and domestic economic data remained on solid footing. But volatility returned at the end of the second quarter and continued into July. With trade and geopolitical tensions, turmoil within the U.S. administration, and the potential for increased regulation in the technology sector, we should expect further uncertainty.

As a result, we will continue to watch the larger global growth story as the market ultimately takes its cue from global economic conditions. In 2017, the world’s economies appeared to be picking up steam together. If sustained, this would certainly provide a good foundation for continued strength. But recent U.S. and non-U.S. data indicate that there may be cracks.

While we can do little to control the environment, we can control how we invest. As always, we prefer the steady application of a process oriented around dividend growth. And in times like these, we believe deep fundamental research, collaboration, and patience are more important than ever and will likely produce favorable results over the long run.

The fund’s successes

     Stock selection drove relative outperfor-. mance during the six months. In particular, our holdings within consumer discretionary, energy, industrials, consumer staples, information technology, and materials all contributed positively to returns.

Our overweighted position in real estate and our underweighted allocation to industrials also helped.

Among the top absolute contributors were TJX (consumer discretionary), Nike (consumer discretionary), Microsoft (information technology), Canadian National Railway (industrials), and Union Pacific (industrials).

TJX, the discount apparel and home-goods retailer, outperformed early in 2018 after management reported solid quarterly earnings and strong same-store sales and provided better-than-expected guidance.

4

We believe TJX will also benefit from the new federal tax law and is committed to returning some of that windfall to shareholders. Further, TJX announced a 25% hike in the dividend and doubled its share-buyback program. Because of its good inventory management and execution, we think TJX will continue to see strong same-store sales growth and capture new customers. The company’s real competitive advantage is in its approach to purchasing clothing: namely, buying overages and acquiring inventory at great price points. We view the company as a high-quality, cash-generative, dominant-value creator and distributor.

Nike stock surged after the company reported strong quarterly results early in the year—specifically, success with new innovation platforms and sales across all regions and channels. Management’s strategic focus on doubling innovation, speed, and direct relationships is well under way. It’s clear that executives understand where the retail industry is moving and are acting aggressively to turn the disruption of others into Nike’s gains. We expect these advancements will result in quicker product releases, better-targeted quantities, and wider margins. Even as consumer companies face mounting challenges, we think Nike is well-positioned to capture accelerated sales growth and see good returns on invested capital. Additionally, we supported CEO Mark Parker’s decision to let go a number of top-ranking employees amid harassment allegations this spring and we believe that this is not a systemic issue within the company.

The fund’s shortfalls

Sector allocation, a residual of our bottom-up stock-selection process, detracted from relative performance but not enough to offset strength in security selection. Our overweight to energy and underweighted allocations to utilities and information technology hurt most.

From a security selection perspective, holdings within financials and health care also hurt returns.

Our largest absolute detractors included Cardinal Health (health care), McKesson (health care), Chubb (financials), Northrop Grumman (industrials), and Colgate-Palmolive (consumer staples).

We eliminated our position in Cardinal Health, a U.S.-based global drug distribution company. The stock faced several headwinds in recent quarters, including generic price deflation and heightened competition in the individual pharmacy market. In addition, investors feared that Amazon might enter the drug distribution industry. While the Amazon threat is a small part of the changing risk profile, there are other company- and industry-specific issues that prompted us to exit Cardinal Health, most notably execution issues in the Cordis medical distribution business, a CEO transition, and potential legal liability from the opioid crisis.

After strong performance at the start of the year, Northrop Grumman pulled back, along with the broader industrials group—the third-worst-performing sector during the six months. The aerospace, defense,

5

and machinery industries in particular are struggling in light of trade tensions and concerns about growth in China. That said, we continue to believe that the aerospace and defense cycle is solid and has plenty of room to run. Further, the fundamentals for Northrop Grumman remain compelling, and the company should benefit greatly from the new tax law.

While we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s positioning and investment strategy

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 14.3% for calendar year 2018. Our run-rate calculation is a rough estimate of potential dividend growth: It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. The run-rate calculation also is not an accurate reflection of the growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to meet this objective by carefully building the Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. As of the end of the period, the fund had significant absolute weights in industrials, consumer staples, health care, consumer discretionary, financials, and information technology, and less exposure (roughly 5% or below) to real estate, materials, and energy. We do not have any exposure to telecommunication services or utilities companies.

Overall, as has been the case for the last few years, we remain highly cautious in our investment posture. Working on behalf of the fund’s shareholders, we remain true to our process and believe the portfolio is well-positioned to deliver superior dividend growth and solid capital appreciation over time.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

August 17, 2018

6

Dividend Growth Fund

Fund Profile
As of July 31, 2018

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	42	182	3,766
Median Market Cap	$92.9B	$65.9B	$67.3B
Price/Earnings Ratio	26.2x	23.5x	20.5x
Price/Book Ratio	5.1x	4.5x	3.1x
Return on Equity	22.3%	20.2%	15.0%
Earnings Growth Rate	5.4%	3.3%	8.5%
Dividend Yield	2.0%	1.9%	1.7%
Foreign Holdings	5.6%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.26%	—	—
30-Day SEC Yield	1.90%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Consumer Discretionary	13.9%	11.0%	12.9%
Consumer Staples	15.9	16.0	6.2
Energy	3.2	0.0	6.0
Financials	12.1	8.6	14.5
Health Care	14.8	14.6	14.0
Industrials	20.4	28.7	10.6
Information Technology	9.9	12.7	24.4
Materials	4.3	5.3	3.1
Real Estate	5.5	0.0	3.7
Telecommunication
Services	0.0	0.0	1.8
Utilities	0.0	3.1	2.8

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.93	0.87
Beta	0.96	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
NIKE Inc.	Footwear	4.1%
TJX Cos. Inc.	Apparel Retail	3.9
Microsoft Corp.	Systems Software	3.4
Canadian National
Railway Co.	Railroads	3.4
Union Pacific Corp.	Railroads	3.1
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	3.0
PepsiCo Inc.	Soft Drinks	2.9
American Tower Corp.	Specialized REITs	2.9
Coca-Cola Co.	Soft Drinks	2.8
Chubb Ltd.	Property & Casualty
	Insurance	2.8
Top Ten		32.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 25, 2018, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratio was 0.23%.

7

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

For a benchmark description, see the Glossary.
Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	10.57%	11.36%	9.99%

See Financial Highlights for dividend and capital gains information.

8

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.9%)
Consumer Discretionary (13.6%)
NIKE Inc. Class B	17,933,883	1,379,295
TJX Cos. Inc.	13,334,748	1,296,938
McDonald’s Corp.	5,405,465	851,577
VF Corp.	5,916,915	544,770
Starbucks Corp.	9,891,389	518,210
		4,590,790
Consumer Staples (15.6%)
Costco Wholesale Corp.	4,552,431	995,662
PepsiCo Inc.	8,568,886	985,422
Coca-Cola Co.	20,277,618	945,545
Colgate-Palmolive Co.	12,129,863	812,822
Diageo plc	20,222,159	741,906
Walgreens Boots
Alliance Inc.	6,250,813	422,680
Procter & Gamble Co.	4,356,684	352,369
		5,256,406
Energy (3.1%)
Schlumberger Ltd.	8,156,216	550,708
Exxon Mobil Corp.	6,011,296	489,981
		1,040,689
Financials (11.8%)
Chubb Ltd.	6,720,487	938,987
PNC Financial Services
Group Inc.	5,893,077	853,494
American Express Co.	8,173,783	813,455
Marsh & McLennan
Cos. Inc.	9,072,042	756,245
BlackRock Inc.	1,226,499	616,635
		3,978,816
Health Care (14.4%)
Medtronic plc	9,605,946	866,744
UnitedHealth Group
Inc.	3,346,394	847,374
Johnson & Johnson	5,902,362	782,181
Danaher Corp.	7,471,891	766,467

Amgen Inc.	3,151,467	619,421
Merck & Co. Inc.	8,247,056	543,233
McKesson Corp.	3,488,621	438,171
		4,863,591
Industrials (20.0%)
Canadian National
Railway Co.	12,639,135	1,128,229
Union Pacific Corp.	6,976,026	1,045,636
Lockheed Martin Corp.	2,571,980	838,723
General Dynamics Corp.	4,159,450	830,892
Honeywell International
Inc.	4,930,499	787,154
Northrop Grumman
Corp.	2,559,806	769,196
United Parcel Service
Inc. Class B	6,361,470	762,676
United Technologies
Corp.	4,118,710	559,074
		6,721,580
Information Technology (9.7%)
Microsoft Corp.	10,805,750	1,146,274
* Visa Inc. Class A	6,382,068	872,684
Accenture plc Class A	5,214,718	830,861
Automatic Data
Processing Inc.	3,086,672	416,670
		3,266,489
Materials (4.3%)
Praxair Inc.	4,691,140	785,766
Ecolab Inc.	4,610,941	648,759
		1,434,525
Real Estate (5.4%)
American Tower Corp.	6,538,233	969,228
Public Storage	3,888,722	847,080
		1,816,308
Total Common Stocks
(Cost $21,086,417)		32,969,194

9

Dividend Growth Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.6%)
Money Market Fund (0.0%)
1 Market Liquidity
Fund, 2.145%	234	23

	Face
	Amount
	($000)
Repurchase Agreements (1.6%)
RBS Securities, Inc.
1.910%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$310,216,000,
collateralized by
U.S. Treasury
Note/Bond
0.375%– 6.625%,
6/15/20–2/15/48,
with a value of
$316,404,000)	310,200	310,200
Societe Generale
1.900%, 8/1/18
(Dated 7/31/18,
Repurchase Value
$218,412,000,
collateralized by U. S.
Treasury Note/Bond
0.000%–4.250%,
12/6/18–5/15/47,
with a value of
$222,768,000)	218,400	218,400
		528,600
Total Temporary Cash Investments
(Cost $528,623)		528,623
Total Investments (99.5%)
(Cost $21,615,040)		33,497,817

Amount
($000)
Other Assets and Liabilities (0.5%)
Other Assets
Investment in Vanguard	1,725
Receivables for Investment
Securities Sold	456,225
Receivables for Accrued Income	33,786
Receivable for Capital Shares Issued	13,252
Other Assets	665
Total Other Assets	505,653
Liabilities
Payables for Investment
Securities Purchased	(283,097)
Payables to Investment Advisor	(6,154)
Payables for Capital Shares Redeemed	(15,097)
Payables to Vanguard	(21,695)
Total Liabilities	(326,043)
Net Assets (100%)
Applicable to 1,217,780,043 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,677,427
Net Asset Value Per Share	$27.65

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	20,890,409
Undistributed Net Investment Income	37,470
Accumulated Net Realized Gains	866,664
Unrealized Appreciation (Depreciation)
Investment Securities	11,882,777
Foreign Currencies	107
Net Assets	33,677,427

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Dividend Growth Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Dividends[1]	341,916
Interest [2]	3,989
Securities Lending—Net	31
Total Income	345,936
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,482
Performance Adjustment	(6,400)
The Vanguard Group—Note C
Management and Administrative	20,643
Marketing and Distribution	1,889
Custodian Fees	126
Shareholders’ Reports	132
Trustees’ Fees and Expenses	23
Total Expenses	37,895
Net Investment Income	308,041
Realized Net Gain (Loss)
Investment Securities Sold [2]	870,484
Foreign Currencies	(487)
Realized Net Gain (Loss)	869,997
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(830,568)
Foreign Currencies	(450)
Change in Unrealized Appreciation (Depreciation)	(831,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	347,020

1 Dividends are net of foreign withholding taxes of $1,311,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, $23,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	308,041	644,235
Realized Net Gain (Loss)	869,997	1,295,326
Change in Unrealized Appreciation (Depreciation)	(831,018)	4,953,901
Net Increase (Decrease) in Net Assets Resulting from Operations	347,020	6,893,462
Distributions
Net Investment Income	(280,049)	(629,709)
Realized Capital Gain[1]	(333,893)	(1,054,378)
Total Distributions	(613,942)	(1,684,087)
Capital Share Transactions
Issued	951,512	1,782,139
Issued in Lieu of Cash Distributions	550,117	1,514,816
Redeemed	(2,263,696)	(4,432,447)
Net Increase (Decrease) from Capital Share Transactions	(762,067)	(1,135,492)
Total Increase (Decrease)	(1,028,989)	4,073,883
Net Assets
Beginning of Period	34,706,416	30,632,533
End of Period[2]	33,677,427	34,706,416

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $83,526,000 and $111,474,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,470,000 and $9,965,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.85	$23.72	$21.78	$22.47	$20.45	$17.52
Investment Operations
Net Investment Income	. 250[1]	.514[1]	.446	.442	.430	. 385
Net Realized and Unrealized Gain (Loss)
on Investments	0.050	4.985	2.165	.145	2.378	3.033
Total from Investment Operations	0.300	5.499	2.611	.587	2.808	3.418
Distributions
Dividends from Net Investment Income	(. 229)	(. 509)	(. 450)	(. 432)	(. 440)	(. 384)
Distributions from Realized Capital Gains	(. 271)	(. 860)	(. 221)	(. 845)	(. 348)	(.104)
Total Distributions	(.500)	(1.369)	(.671)	(1.277)	(.788)	(.488)
Net Asset Value, End of Period	$27.65	$27.85	$23.72	$21.78	$22.47	$20.45

Total Return[2]	1.17%	23.65%	12.06%	2.44%	13.69%	19.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,677	$34,706	$30,633	$25,632	$23,067	$19,137
Ratio of Total Expenses to
Average Net Assets[3]	0.23%	0.26%	0.30%	0.33%	0.32%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.89%	2.00%	1.93%	1.95%	1.94%	2.03%
Portfolio Turnover Rate	20%	15%	27%	26%	23%	18%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), 0.03%, 0.04%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

14

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

15

Dividend Growth Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the six months ended July 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $6,400,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,725,000, representing 0.01% of the fund’s net assets and 0.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	32,227,288	741,906	—
Temporary Cash Investments	23	528,600	—
Total	32,227,311	1,270,506	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences

16

Dividend Growth Fund

will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2018, the cost of investment securities for tax purposes was $21,615,040,000. Net unrealized appreciation of investment securities for tax purposes was $11,882,777,000, consisting of unrealized gains of $12,158,137,000 on securities that had risen in value since their purchase and $275,360,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2018, the fund purchased $3,251,141,000 of investment securities and sold $4,375,594,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2018	January 31, 2018
	Shares	Shares
	(000)	(000)
Issued	35,851	69,235
Issued in Lieu of Cash Distributions	20,834	58,088
Redeemed	(84,980)	(172,613)
Net Increase (Decrease) in Shares Outstanding	(28,295)	(45,290)

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

18

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,011.71	$1.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.15

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

19

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

20

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

21

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

22

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092018

Semiannual Report | July 31, 2018

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Dividend Appreciation Index Fund returned 0.24% for Investor Shares for the six months ended July 31, 2018. It closely tracked its benchmark, the NASDAQ US Dividend Achievers Select Index, and outpaced the average return of its large-capitalization core fund peers.

• Dividend-paying stocks lagged those of the broad U.S. market as concerns about monetary policy and the impact of trade tariffs and rising inflation countered strong job reports and decent corporate earnings.

• The fund’s target index consists of the stocks of companies that have a record of increasing dividends over time.

• Five of the fund’s ten industry sectors had negative results. Technology was the top contributor, followed by utilities and health care. Industrials, consumer services, and financials detracted most.

Total Returns: Six Months Ended July 31, 2018
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	0.24%
ETF Shares
Market Price	0.25
Net Asset Value	0.27
Admiral™ Shares	0.27
NASDAQ US Dividend Achievers Select Index	0.29
Large-Cap Core Funds Average	0.04

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.15%	0.08%	0.08%	1.03%

The fund expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the fund’s annualized expense ratios were 0.14% for Investor Shares, 0.07% for ETF Shares, and
0.07% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
August 16, 2018

Market Barometer
	Total Returns
	Periods Ended July 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.86%	16.19%	12.96%
Russell 2000 Index (Small-caps)	6.75	18.73	11.33
Russell 3000 Index (Broad U.S. market)	1.30	16.39	12.83
FTSE All-World ex US Index (International)	-6.57	6.19	5.97

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.45%	-0.80%	2.25%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.18	0.99	3.76
FTSE Three-Month U. S. Treasury Bill Index	0.83	1.41	0.41

CPI
Consumer Price Index	1.67%	2.95%	1.53%

4

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2018

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.15%	0.08%	0.08%
30-Day SEC Yield	1.86%	1.95%	1.95%

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	182	182	3,766
Median Market Cap	$65.9B	$65.9B	$67.4B
Price/Earnings Ratio	23.5x	23.5x	20.5x
Price/Book Ratio	4.5x	4.5x	3.1x
Return on Equity	20.2%	20.2%	15.0%
Earnings Growth Rate	3.3%	3.3%	8.5%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	0.83
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	4.4%
Johnson & Johnson	Pharmaceuticals	3.9
Walmart Inc.	Broadline Retailers	3.8
PepsiCo Inc.	Soft Drinks	3.5
3M Co.	Diversified Industrials	2.7
McDonald's Corp.	Restaurants & Bars	2.7
Medtronic plc	Medical Equipment	2.6
Union Pacific Corp.	Railroads	2.5
Abbott Laboratories	Pharmaceuticals	2.5
Texas Instruments Inc.	Semiconductors	2.4
Top Ten		31.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 25, 2018, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2018, the annualized expense ratios were 0.14% for Investor Shares, 0.07% for ETF Shares, and 0.07% for Admiral
Shares.

5

Dividend Appreciation Index Fund

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	4.1%	4.1%	2.5%
Consumer Goods	11.2	11.2	7.9
Consumer Services	19.2	19.2	13.2
Financials	8.5	8.5	19.9
Health Care	12.3	12.3	13.0
Industrials	32.4	32.4	13.0
Oil & Gas	0.0	0.0	6.0
Technology	9.1	9.1	19.9
Telecommunications	0.1	0.1	1.8
Utilities	3.1	3.1	2.8

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

6

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2008, Through July 31, 2018

Note: For 2019, performance data reflect the six months ended July 31, 2018.

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/27/2006	11.74%	11.16%	9.60%
ETF Shares	4/21/2006
Market Price		11.78	11.26	9.72
Net Asset Value		11.81	11.26	9.71
Admiral Shares	12/19/2013	11.82	—	9.62[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (4.1%)
Ecolab Inc.	2,249,954	316,569
Air Products &
Chemicals Inc.	1,705,354	279,968
PPG Industries Inc.	1,946,378	215,386
Nucor Corp.	2,476,531	165,754
Westlake Chemical
Corp.	1,008,096	108,088
International Flavors &
Fragrances Inc.	614,735	81,612
Albemarle Corp.	861,698	81,172
RPM International Inc.	1,041,306	67,029
Royal Gold Inc.	509,861	43,139
NewMarket Corp.	91,778	37,578
Sensient Technologies
Corp.	336,067	23,310
HB Fuller Co.	393,728	22,316
Quaker Chemical Corp.	103,706	18,412
Stepan Co.	175,231	15,347
Hawkins Inc.	83,356	3,109
		1,478,789
Consumer Goods (11.2%)
PepsiCo Inc.	11,059,895	1,271,888
NIKE Inc. Class B	10,109,405	777,514
Colgate-Palmolive Co.	6,818,040	456,877
VF Corp.	3,089,939	284,491
Stanley Black & Decker
Inc.	1,200,421	179,427
Hormel Foods Corp.	4,125,766	148,404
Clorox Co.	1,007,967	136,247
Brown-Forman Corp.
Class B	2,430,980	129,377
McCormick & Co. Inc.	943,281	110,873
Church & Dwight Co. Inc.	1,900,154	106,219
JM Smucker Co.	884,898	98,330
Hasbro Inc.	967,287	96,351
Bunge Ltd.	1,095,939	75,762

	Polaris Industries Inc.	491,075	51,769
	Columbia Sportswear
	Co.	545,350	47,435
	Lancaster Colony Corp.	213,910	31,023
	Nu Skin Enterprises Inc.
	Class A	410,726	29,921
	J&J Snack Foods Corp.	145,430	21,081
^	Tootsie Roll Industries
	Inc.	305,244	9,127
	Andersons Inc.	219,975	7,754
			4,069,870
Consumer Services (19.1%)
	Walmart Inc.	15,549,465	1,387,479
	McDonald’s Corp.	6,188,488	974,934
	Costco Wholesale Corp.	3,420,276	748,049
	Lowe’s Cos. Inc.	6,463,183	642,053
	Walgreens Boots
	Alliance Inc.	7,716,533	521,792
	CVS Health Corp.	7,902,407	512,550
	TJX Cos. Inc.	4,925,144	479,020
	Sysco Corp.	4,065,365	273,233
	Ross Stores Inc.	2,976,654	260,249
	McKesson Corp.	1,607,231	201,868
	Kroger Co.	6,865,145	199,089
	Best Buy Co. Inc.	2,277,027	170,845
	AmerisourceBergen
	Corp. Class A	1,711,069	140,017
	Tiffany & Co.	968,044	133,164
	Rollins Inc.	1,699,800	93,387
	FactSet Research
	Systems Inc.	302,855	60,983
	Dun & Bradstreet Corp.	288,256	36,289
	Casey’s General Stores
	Inc.	292,350	31,977
	Aaron’s Inc.	550,968	23,862
	John Wiley & Sons Inc.
	Class A	371,722	23,474
	Monro Inc.	255,257	17,217

8

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Matthews International
Corp. Class A	251,401	13,211
International Speedway
Corp. Class A	190,892	8,266
		6,953,008
Financials (8.5%)
Chubb Ltd.	3,614,841	505,065
S&P Global Inc.	1,977,653	396,401
Aflac Inc.	6,070,508	282,521
Travelers Cos. Inc.	2,114,184	275,140
T. Rowe Price Group Inc.	1,904,027	226,731
Ameriprise Financial Inc.	1,139,823	166,038
Franklin Resources Inc.	4,297,433	147,488
Cincinnati Financial Corp.	1,277,478	96,616
Torchmark Corp.	888,737	78,271
American Financial
Group Inc.	688,792	77,620
SEI Investments Co.	1,224,983	73,425
WR Berkley Corp.	946,854	71,781
Brown & Brown Inc.	2,146,291	62,800
Commerce Bancshares
Inc.	831,049	55,514
Cullen/Frost Bankers Inc.	495,949	54,797
BOK Financial Corp.	510,550	49,692
Eaton Vance Corp.	919,721	48,865
Erie Indemnity Co.
Class A	359,805	44,702
Hanover Insurance
Group Inc.	331,071	41,523
RenaissanceRe Holdings
Ltd.	311,816	41,113
* Bank OZK	998,501	40,839
Prosperity Bancshares
Inc.	544,188	38,175
Evercore Inc. Class A	321,351	36,313
UMB Financial Corp.	389,719	28,017
RLI Corp.	344,444	25,751
American Equity
Investment Life
Holding Co.	699,838	25,005
Community Bank
System Inc.	394,098	24,927
BancFirst Corp.	248,179	15,412
Westamerica
Bancorporation	206,879	12,417
1st Source Corp.	202,278	11,441
Tompkins Financial Corp.	118,401	10,145
Community Trust
Bancorp Inc.	138,248	6,750
Bank of Marin Bancorp	54,186	4,814
		3,076,109
Health Care (12.3%)
Johnson & Johnson	10,776,174	1,428,059
Medtronic plc	10,542,631	951,262

Abbott Laboratories	13,602,511	891,508
Becton Dickinson and
Co.	2,073,812	519,220
Stryker Corp.	2,918,161	476,390
Perrigo Co. plc	1,096,903	88,323
West Pharmaceutical
Services Inc.	576,192	63,179
Healthcare Services
Group Inc.	573,665	23,096
Ensign Group Inc.	401,106	14,468
Atrion Corp.	14,436	9,932
		4,465,437
Industrials (32.4%)
3M Co.	4,638,451	984,836
Union Pacific Corp.	6,070,154	909,855
United Technologies
Corp.	6,229,618	845,608
Accenture plc Class A	4,803,329	765,314
Lockheed Martin Corp.	2,224,359	725,363
Caterpillar Inc.	4,655,020	669,392
FedEx Corp.	2,086,637	513,041
CSX Corp.	6,910,865	488,460
Automatic Data
Processing Inc.	3,452,710	466,081
General Dynamics Corp.	2,312,881	462,021
Raytheon Co.	2,247,232	445,019
Northrop Grumman
Corp.	1,355,999	407,464
Illinois Tool Works Inc.	2,660,369	381,311
Emerson Electric Co.	4,944,902	357,418
Sherwin-Williams Co.	732,136	322,674
Waste Management Inc.	3,378,001	304,020
Roper Technologies Inc.	800,947	241,806
Republic Services Inc.
Class A	2,579,936	186,994
Cummins Inc.	1,290,558	184,305
Cintas Corp.	829,482	169,612
WW Grainger Inc.	437,020	151,454
L3 Technologies Inc.	609,326	130,664
Fastenal Co.	2,240,604	127,558
Expeditors International
of Washington Inc.	1,375,141	104,744
Broadridge Financial
Solutions Inc.	908,669	102,661
JB Hunt Transport
Services Inc.	854,938	102,507
CH Robinson
Worldwide Inc.	1,088,580	100,400
Dover Corp.	1,202,906	99,817
Jack Henry &
Associates Inc.	601,730	81,053
Robert Half
International Inc.	968,017	73,337
AO Smith Corp.	1,133,234	67,461

9

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Graco Inc.	1,320,043	60,907
Nordson Corp.	450,205	60,377
Carlisle Cos. Inc.	481,226	59,114
Hubbell Inc. Class B	427,032	52,632
Toro Co.	834,892	50,252
AptarGroup Inc.	483,834	49,559
Donaldson Co. Inc.	1,011,899	48,268
Lincoln Electric Holdings
Inc.	511,346	48,036
ITT Inc.	687,201	38,944
Bemis Co. Inc.	708,874	32,544
Ryder System Inc.	412,497	32,299
HEICO Corp.	410,983	31,387
MSA Safety Inc.	297,638	30,026
MSC Industrial Direct Co.
Inc. Class A	350,821	29,690
Regal Beloit Corp.	345,077	29,659
Silgan Holdings Inc.	859,339	23,640
Franklin Electric Co. Inc.	363,068	17,954
ABM Industries Inc.	534,804	16,686
Brady Corp. Class A	375,807	14,375
Badger Meter Inc.	226,700	11,822
Tennant Co.	139,165	11,321
McGrath RentCorp	187,270	11,120
Lindsay Corp.	83,585	7,869
Gorman-Rupp Co.	203,175	7,688
Cass Information
Systems Inc.	95,700	6,445
VSE Corp.	84,559	3,645
NACCO Industries Inc.
Class A	40,805	1,347
		11,759,856
Technology (9.1%)
Microsoft Corp.	14,925,922	1,583,342
Texas Instruments Inc.	7,662,884	853,032
Analog Devices Inc.	2,880,476	276,929
Microchip Technology
Inc.	1,825,367	170,544
Harris Corp.	924,834	152,551
Xilinx Inc.	1,984,834	143,047
Maxim Integrated
Products Inc.	2,190,459	133,925
		3,313,370
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	808,807	20,422

Utilities (3.0%)
	NextEra Energy Inc.	3,667,075	614,382
	CMS Energy Corp.	2,199,954	106,346
	Atmos Energy Corp.	864,474	79,419
	UGI Corp.	1,347,779	71,621
	Aqua America Inc.	1,384,338	51,137
	Vectren Corp.	646,832	46,229
	New Jersey Resources
	Corp.	682,078	31,546
	Southwest Gas Holdings
	Inc.	374,972	29,323
	MGE Energy Inc.	269,930	17,276
	American States Water
	Co.	285,862	17,186
	California Water Service
	Group	374,134	15,377
	Chesapeake Utilities Corp.	127,374	10,680
	SJW Group	160,145	10,358
	Connecticut Water
	Service Inc.	94,112	6,063
	Middlesex Water Co.	127,336	5,640
			1,112,583
Total Common Stocks
(Cost $27,205,662)			36,249,444
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund, 2.145%	230,912	23,091

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 2.078%, 11/15/18	1,000	994
4	United States Treasury
	Bill, 2.078%, 01/03/19	1,000	991
			1,985
Total Temporary Cash Investments
(Cost $25,078)			25,076
Total Investments (99.9%)
(Cost $27,230,740)			36,274,520

10

Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	1,837
Receivables for Accrued Income	34,066
Receivables for Capital Shares Issued	5,882
Variation Margin Receivable—
Futures Contracts	194
Other Assets	1
Total Other Assets	41,980
Liabilities
Payables for Investment Securities
Purchased	(8,020)
Collateral for Securities on Loan	(3,658)
Payables for Capital Shares Redeemed	(4,225)
Payables to Vanguard	(8,786)
Total Liabilities	(24,689)
Net Assets (100%)	36,291,811

At July 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	27,573,395
Undistributed Net Investment Income	39,343
Accumulated Net Realized Gains	(366,002)
Unrealized Appreciation (Depreciation)
Investment Securities	9,043,780
Futures Contracts	1,295
Net Assets	36,291,811

Investor Shares—Net Assets
Applicable to 26,114,651 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,111,469
Net Asset Value Per Share—
Investor Shares	$42.56

Amount
($000)
ETF Shares—Net Assets
Applicable to 271,499,543 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,880,933
Net Asset Value Per Share—
ETF Shares	$106.38

Admiral Shares—Net Assets
Applicable to 218,210,811 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,299,409
Net Asset Value Per Share—
Admiral Shares	$28.87

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,528,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $3,658,000 of collateral received for securities
on loan.
4 Securities with a value of $1,787,000 have been segregated as initial margin for open futures contracts.

11

Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	279	39,299	1,295

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July31,2018
($000)
Investment Income
Income
Dividends	352,815
Interest[1]	234
Securities Lending—Net	85
Total Income	353,134
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,388
Management and Administrative—Investor Shares	595
Management and Administrative—ETF Shares	7,444
Management and Administrative—Admiral Shares	1,533
Marketing and Distribution—Investor Shares	95
Marketing and Distribution—ETF Shares	392
Marketing and Distribution—Admiral Shares	174
Custodian Fees	161
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—ETF Shares	299
Shareholders’ Reports—Admiral Shares	22
Trustees’ Fees and Expenses	10
Total Expenses	12,128
Net Investment Income	341,006
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,252,102
Futures Contracts	1,830
Realized Net Gain (Loss)	1,253,932
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,505,562)
Futures Contracts	(87)
Change in Unrealized Appreciation (Depreciation)	(1,505,649)
Net Increase (Decrease) in Net Assets Resulting from Operations	89,289
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $214,000, ($4,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2018	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	341,006	640,397
Realized Net Gain (Loss)	1,253,932	1,365,695
Change in Unrealized Appreciation (Depreciation)	(1,505,649)	5,380,269
Net Increase (Decrease) in Net Assets Resulting from Operations	89,289	7,386,361
Distributions
Net Investment Income
Investor Shares	(9,776)	(20,628)
ETF Shares	(260,162)	(510,111)
Admiral Shares	(55,727)	(100,830)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(325,665)	(631,569)
Capital Share Transactions
Investor Shares	(24,028)	(75,461)
ETF Shares	364,151	579,800
Admiral Shares	313,554	629,958
Net Increase (Decrease) from Capital Share Transactions	653,677	1,134,297
Total Increase (Decrease)	417,301	7,889,089
Net Assets
Beginning of Period	35,874,510	27,985,421
End of Period[1]	36,291,811	35,874,510
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $39,343,000 and $24,002,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$42.85	$34.67	$30.40	$31.37	$28.59	$25.23
Investment Operations
Net Investment Income	. 389[1]	.756[1]	.694	.670	.627	. 540
Net Realized and Unrealized Gain (Loss)
on Investments	(.308)	8.165	4.275	(.947)	2.756	3.350
Total from Investment Operations	.081	8.921	4.969	(.277)	3.383	3.890
Distributions
Dividends from Net Investment Income	(. 371)	(.741)	(. 699)	(. 693)	(. 603)	(. 530)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 371)	(.741)	(. 699)	(. 693)	(. 603)	(. 530)
Net Asset Value, End of Period	$42.56	$42.85	$34.67	$30.40	$31.37	$28.59

Total Return[2]	0.24%	26.02%	16.46%	-0.93%	11.86%	15.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,111	$1,144	$994	$875	$1,450	$2,966
Ratio of Total Expenses to
Average Net Assets	0.14%	0.15%	0.17%	0.19%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.99%	2.11%	2.11%	2.04%	1.98%
Portfolio Turnover Rate [3]	20%	14%	19%	22%	20%	3%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$107.10	$86.66	$75.98	$78.42	$71.47	$63.08
Investment Operations
Net Investment Income	1.008[1]	1.951[1]	1.810	1.759	1.645	1.421
Net Realized and Unrealized Gain (Loss)
on Investments	(.766)	20.408	10.696	(2.380)	6.890	8.357
Total from Investment Operations	.242	22.359	12.506	(.621)	8.535	9.778
Distributions
Dividends from Net Investment Income	(.962)	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.962)	(1.919)	(1.826)	(1.819)	(1.585)	(1.388)
Net Asset Value, End of Period	$106.38	$107.10	$86.66	$75.98	$78.42	$71.47

Total Return	0.27%	26.10%	16.59%	-0.84%	11.97%	15.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,881	$28,717	$22,698	$18,771	$20,610	$18,511
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.06%	2.20%	2.21%	2.14%	2.08%
Portfolio Turnover Rate[2]	20%	14%	19%	22%	20%	3%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
Six Months						Dec. 19,
	Ended					2013[1] to
		Year Ended January 31,
For a Share Outstanding	July 31,					Jan. 31,
Throughout Each Period	2018	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$29.07	$23.52	$20.62	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	. 274 [2]	.528 [2]	.492	.478	.445	. 030
Net Realized and Unrealized Gain (Loss)
on Investments	(.212)	5.542	2.903	(.644)	1.865	(.630)
Total from Investment Operations	.062	6.070	3.395	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(. 262)	(. 520)	(. 495)	(. 494)	(. 430)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 262)	(. 520)	(. 495)	(. 494)	(. 430)	—
Net Asset Value, End of Period	$28.87	$29.07	$23.52	$20.62	$21.28	$19.40

Total Return[3]	0.27%	26.11%	16.58%	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,299	$6,014	$4,294	$3,215	$2,776	$760
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.08%	0.09%	0.10%	0.10%[4]
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.06%	2.20%	2.21%	2.14%	2.08%[4]
Portfolio Turnover Rate [5]	20%	14%	19%	22%	20%	3%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended July 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and for the period ended July 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at July 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At July 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,837,000, representing 0.01% of the fund’s net assets and 0.73% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of July 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	36,249,444	—	—
Temporary Cash Investments	23,091	1,985	—
Futures Contracts—Assets[1]	194	—	—
Total	36,272,729	1,985	—
1 Represents variation margin on the last day of the reporting period.

20

Dividend Appreciation Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2018, the fund realized $1,271,074,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $347,478,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $336,350,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2019; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2018, the cost of investment securities for tax purposes was $27,230,740,000. Net unrealized appreciation of investment securities for tax purposes was $9,043,780,000, consisting of unrealized gains of $9,457,254,000 on securities that had risen in value since their purchase and $413,474,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2018, the fund purchased $9,294,911,000 of investment securities and sold $8,618,403,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,267,043,000 and $3,092,235,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Dividend Appreciation Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2018		January 31, 2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	110,174	2,688	289,695	7,648
Issued in Lieu of Cash Distributions	8,900	222	18,908	498
Redeemed	(143,102)	(3,484)	(384,064)	(10,128)
Net Increase (Decrease)—Investor Shares	(24,028)	(574)	(75,461)	(1,982)
ETF Shares
Issued	3,457,931	33,328	4,404,813	47,483
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,093,780)	(29,950)	(3,825,013)	(41,275)
Net Increase (Decrease)—ETF Shares	364,151	3,378	579,800	6,208
Admiral Shares
Issued	744,638	26,780	1,640,606	63,331
Issued in Lieu of Cash Distributions	48,739	1,794	89,401	3,462
Redeemed	(479,823)	(17,261)	(1,100,049)	(42,478)
Net Increase (Decrease)—Admiral Shares	313,554	11,313	629,958	24,315

G. Management has determined that no material events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended July 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2018	7/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,002.44	$0.70
ETF Shares	1,000.00	1,002.74	0.35
Admiral Shares	1,000.00	1,002.71	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$0.70
ETF Shares	1,000.00	1,024.45	0.35
Admiral Shares	1,000.00	1,024.45	0.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.07% for ETF Shares, and 0.07% for Admiral Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

25

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
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All rights reserved.
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not sponsored, endorsed, sold, or promoted by
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All comparative mutual fund data are from Lipper, a	funds.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: September 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: September 13, 2018
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: September 13, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number
33-32216, Incorporated by Reference.